                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07254
                                   ---------

                           Johnson Mutual Funds Trust
                           --------------------------
               (Exact name of registrant as specified in charter)

                   3777 West Fork Road, Cincinnati, Ohio 45247
                   -------------------------------------------
               (Address of principal executive offices) (Zip code)

        Marc E. Figgins, CFO 3777 West Fork Road, Cincinnati, Ohio 45247
        ----------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100
                                                   --------------

Date of fiscal year end: 12/31/04
                         --------

Date of reporting period: 6/30/04
                          -------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT                                    JUNE 30, 2004 -- UNAUDITED


[JOHNSON MUTUAL FUNDS LOGO]


-  JOHNSON GROWTH FUND
-  JOHNSON OPPORTUNITY FUND
-  JOHNSON REALTY FUND
-  JOHNSON FIXED INCOME FUND
-  JOHNSON MUNICIPAL INCOME FUND

INVESTMENT ADVISER:


JOHNSON INVESTMENT COUNSEL, INC.
3777 WEST FORK ROAD
CINCINNATI, OHIO 45247
513-661-3100
800-541-0170

JOHNSON MUTUAL FUNDS                                  JUNE 30, 2004 -- UNAUDITED

                                TABLE OF CONTENTS

Our Message to You                                                                   1

PERFORMANCE REVIEW AND MANAGEMENT DISCUSSION
Growth Fund                                                                          2
Opportunity Fund                                                                     3
Realty Fund                                                                          4
Fixed Income Fund                                                                    5
Municipal Income Fund                                                                6

PORTFOLIO OF INVESTMENTS
Growth Fund                                                                          7
Opportunity Fund                                                                   8-9
Realty Fund                                                                         10
Fixed Income Fund                                                                11-12
Municipal Income Fund                                                            13-15

Statement of Assets and Liabilities                                                 16

Statement of Operations                                                             17

STATEMENT OF CHANGE IN NET ASSETS
Stock Funds                                                                         18
Bond Funds                                                                          19

FINANCIAL HIGHLIGHTS
Growth Fund                                                                         20
Opportunity Fund                                                                    21
Realty Fund                                                                         22
Fixed Income Fund                                                                   23
Municipal Income Fund                                                               24

Notes to the Financial Statements                                                25-31

Trustees, Officers, Transfer Agent, Fund Accountant Custodian,
Auditors, Legal Counsel                                                      Back Page

OUR MESSAGE TO YOU

                                 August 27, 2004

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds' June 30, 2004 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

Concerns about interest rates, geopolitical tensions and energy prices tempered investor enthusiasm for stocks as major indices lost many of the gains posted during the first few months of the year. Year to date through July, the S&P 500 was up only a fraction at .01% and the NASDAQ Composite Index was off -5.57%. The 50% rise in energy prices over the past year is a hindrance to positive returns as the overall effect on the economy becomes clouded.

Looking forward, we believe a "tug of war" between strong corporate earnings growth and rising interest rates will persist for the stock market. Second quarter corporate earnings will be the fourth consecutive quarter of growth in excess of 20% versus the prior year. Such increases are nearly triple the long term average increase in corporate earnings. Should corporate earnings meet consensus expectations for 19% growth this year, and 11% next year, stocks should continue to outperform bonds and cash from this point. However, our expectations for stock performance for the remainder of the decade is to average in the mid to high single digit percentage increase.

The Federal Reserve Board increased the Federal Funds rate by .25% to 1.25% on June 30 and followed this with another .25% increase on August 10 to 1.50%. These increases represent the first rise in the Federal Funds rate since March 2000. While recent economic data suggests that recovery may be soft, the Fed has indicated that it "believes that, even after this action, the stance of monetary policy remains accommodative and, coupled with robust underlying growth in productivity, is providing ongoing support to economic activity." These increases in short-term rates were preceded by a significant rise in bond yields during the second quarter, as the 10-year Treasury Note yield rose from 3.84% to 4.58%. This increase in longer term interest rates caused moderate price declines in intermediate and longer term bond prices during the quarter. It is currently anticipated that Gross Domestic Product Growth in 2004 will increase at the highest rate since 1984. First-quarter growth was 4.50% although second quarter growth slowed to a rate of 3.00%, which was less than expected. We expect that a modest third-quarter reacceleration will be underway and that the second quarter results may just be a soft spot in the recovery.

Thank you for your continued confidence by selecting Johnson Mutual Funds to serve your financial needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions.

                                   Sincerely,

                                   /s/ Timothy E. Johnson

                                   Timothy E. Johnson, President
                                   Johnson Mutual Funds

                                PERFORMANCE REVIEW -- JUNE 30, 2004 -- UNAUDITED

JOHNSON GROWTH FUND

The Johnson Growth Fund had a return of 3.69% in the first six months of 2004 compared to a return of 3.44% for the Standard & Poors 500 Index.

Corporate earnings growth was exceptionally strong in the first two quarters of 2004, in excess of 20% year over year. However, concerns about rising interest rates, geopolitical tensions and energy prices tempered investor enthusiasm for stocks.

The sector rotation that was predicted in the December 31, 2003 Performance Review did, in fact, occur in the first six months of 2004. Whereas calendar year 2003 could be characterized as a market in which low quality and more cyclical stocks performed best, the opposite was true for the first half of 2004. For the most recent six months, there were only three of ten sectors that outperformed the S&P 500 Index. They were energy, consumer staples and utilities
- all defensive economic sectors.

The consumer discretion sector had the most important positive contribution to portfolio performance in the six month period. The Growth Fund maintained an allocation to the sector that was comparable to that of the S&P 500 Index. However, stocks in the portfolio performed particularly well. Standout performers included Harley Davidson and Aeropostale. Energy and utility sectors were also additive to relative performance - energy because of a portfolio overweight in a good performing sector and utilities because of the strong performance of Equitable Resources.

As of June 30, the two largest sector allocations in the Growth Fund were 20% to technology and 19% to healthcare. Technology companies are generally more cyclical and the allocation is not likely to be increased in the near term. The 19% in healthcare is a relatively larger allocation than the S&P 500 allocation at 13%. There are a number of concerns with respect to healthcare stocks, but we believe that those concerns are well known and the stocks already reflect, in many cases, a worst case scenario. The Growth Fund is well diversified within the healthcare sector between large pharmaceutical, medical device and biotechnology companies.

Should corporate earnings meet consensus expectations for 19% growth this year and 11% next year, stocks are likely to continue to be the preferred investment over bonds and cash.

[CHART]

                 $10,000 Initial Investment Since Inception (1)
                             (DOLLARS IN THOUSANDS)

                 GROWTH FUND      S&P 500 INDEX
    1/4/93         $ 10,000         $ 10,000
   3/31/93         $ 10,240         $ 10,438
   6/30/93         $ 10,240         $ 10,491
   9/30/93         $ 10,166         $ 10,762
  12/31/93         $ 10,597         $ 11,010
   3/31/94         $ 10,246         $ 10,592
   6/30/94         $ 10,009         $ 10,637
   9/30/94         $ 10,233         $ 11,157
  12/31/94         $ 10,150         $ 11,155
   3/31/95         $ 10,979         $ 12,241
   6/30/95         $ 11,825         $ 13,409
   9/29/95         $ 12,488         $ 14,475
  12/29/95         $ 13,359         $ 15,342
   3/29/96         $ 14,060         $ 16,164
   6/28/96         $ 14,393         $ 16,890
   9/30/96         $ 15,008         $ 17,413
  12/31/96         $ 15,610         $ 18,862
   3/31/97         $ 15,857         $ 19,367
   6/30/97         $ 18,284         $ 22,749
   9/30/97         $ 19,869         $ 24,453
  12/31/97         $ 20,911         $ 25,153
   3/31/98         $ 23,680         $ 28,661
   6/30/98         $ 24,380         $ 29,612
   9/30/98         $ 21,939         $ 26,663
  12/31/98         $ 26,995         $ 32,341
   3/31/99         $ 27,213         $ 33,953
   6/30/99         $ 27,691         $ 36,366
   9/30/99         $ 26,476         $ 33,808
  12/31/99         $ 30,048         $ 38,891
 3/31/2000         $ 30,278         $ 39,750
 6/30/2000         $ 29,382         $ 38,702
 9/30/2000         $ 28,140         $ 38,329
12/31/2000         $ 26,001         $ 35,302
 3/31/2001         $ 22,165         $ 31,105
 6/29/2001         $ 24,625         $ 33,021
 9/28/2001         $ 20,549         $ 28,174
12/31/2001         $ 22,730         $ 30,866
 3/31/2002         $ 22,117         $ 30,833
 6/30/2002         $ 18,678         $ 26,703
 9/30/2002         $ 15,701         $ 22,041
12/31/2002         $ 16,496         $ 23,901
 3/31/2003         $ 15,587         $ 23,155
 6/30/2003         $ 17,664         $ 26,719
 9/30/2003         $ 18,137         $ 27,426
12/31/2003         $ 20,161         $ 30,704
 3/31/2004         $ 20,367         $ 31,224
 6/30/2004         $ 20,904         $ 31,768

                          AVERAGE ANNUAL TOTAL RETURNS
                               AS OF JUNE 30, 2004

                        GROWTH FUND        S&P 500 INDEX
Six Month(2)                3.69%              3.44%
One Year                   18.34%             19.11%
Five Year                  -5.47%             -2.20%
Ten Year                    7.64%             11.81%

                                   AS OF        AS OF
TOP 10 HOLDINGS                  6/30/2004   12/31/2004
General Electric                    3.9%         4.1%
Microsoft                           3.2%         3.1%
American Int'l Group, Inc.          3.0%         3.2%
Pfizer                              2.9%         3.3%
Illinois Tool Works, Inc.           2.4%         2.2%
Devon Energy Corporation            2.3%         0.0%*
Cintas Corporation                  2.3%         1.1%*
Pall Corporation                    2.2%         0.0%*
L-3 Communications Holdings         2.2%         2.1%*
Affiliated Computer Services - A    2.2%         1.1%*

* Not in Top 10 as of 12/31/2003

Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Inception of the Growth Fund was January 4, 1993.
(2) Six month returns are not annualized.

JOHNSON OPPORTUNITY FUND

The Johnson Opportunity Fund had a total return of 5.64% in the first six months of 2004. This lagged the Russell MidCap Index, up 6.67%, and to a lesser degree, the S&P MidCap 400 Index, up 6.08%. The one-year historical return outperformed both indices.

Mid-cap indexes reached new all-time highs in the first half of 2004, while Large-cap indexes, such as the S&P 500, still remain over 25% below the March 2000 peak. Mid-cap stocks' string of outperformance versus Large-cap stocks is now in its fifth year. The market gains were broadly distributed, with all major sectors gaining, except for Technology (down 6%). The best performing mid-cap sectors included Energy (+16%), Consumer Staples (+13%), and Basic Materials (+12%).

The Opportunity Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. Diversification by sector and by stock is an important focus. Some of the Fund's holdings in the technology equipment area have been disappointing this year and account for most of the underperformance year-to-date. In general, these stocks, including Amkor Technology and Maxtor Corp., were star performers in 2003, but have had significant corrections this year as future earnings expectations have cooled. Partly offsetting these disappointments were a potpourri of winners, including Tyson Foods, C.R. Bard, EOG Resources, and Countrywide Financial. Consistent with last year's move to increase diversification, the top ten holdings of the Fund represent only 11% of the portfolio.

With recovering earnings growth and a healthy economy, Mid-cap stocks continued to deliver positive performance in the first half of 2004. Still, on the heels of a cyclical economic recovery, earnings per share growth this year for the Russell MidCap will be hard pressed to match the 28% growth it registered in 2003. Also, history has shown that the relative attractiveness of smaller-cap stocks compared to larger-cap stocks can shift as the Federal Reserve's interest rate policy changes. The Federal Reserve increased short-term interest rates in June for the first time since 2000, and is expected to continue to do so at a measured pace over the next several months. There are still reasons to believe that mid-cap stocks could continue to post gains; however, more muted expectations are probably in order.

[CHART]

                 $10,000 Initial Investment Since Inception (1)
                             (DOLLARS IN THOUSANDS)

                OPPORTUNITY FUND   RUSSELL MIDCAP INDEX    S&P MIDCAP INDEX
   5/16/94          $ 10,000             $ 10,000             $ 10,000
   6/30/94          $  9,980             $  9,704             $ 10,012
   9/30/94          $ 10,393             $ 10,256             $ 10,688
  12/31/94          $ 10,499             $ 10,007             $ 10,414
   3/31/95          $ 11,094             $ 11,048             $ 11,267
   6/30/95          $ 12,291             $ 11,973             $ 12,252
   9/29/95          $ 12,880             $ 13,034             $ 13,447
  12/31/95          $ 13,152             $ 13,454             $ 13,637
   3/29/96          $ 14,046             $ 14,264             $ 14,476
   6/28/96          $ 14,364             $ 14,666             $ 14,893
   9/30/96          $ 14,852             $ 15,125             $ 15,331
  12/31/96          $ 16,190             $ 16,011             $ 16,259
   3/31/97          $ 16,019             $ 15,879             $ 16,017
   6/30/97          $ 18,013             $ 18,033             $ 18,371
   9/30/97          $ 20,451             $ 20,428             $ 21,324
  12/31/97          $ 20,604             $ 20,655             $ 21,500
   3/31/98          $ 23,300             $ 22,702             $ 23,866
   6/30/98          $ 23,331             $ 22,542             $ 23,353
   9/30/98          $ 20,518             $ 19,200             $ 19,986
  12/31/98          $ 24,504             $ 22,740             $ 25,465
   3/31/99          $ 24,134             $ 22,633             $ 23,836
   6/30/99          $ 25,843             $ 25,090             $ 27,208
   9/30/99          $ 23,677             $ 22,934             $ 24,943
  12/31/99          $ 27,605             $ 26,886             $ 29,233
 3/31/2000          $ 30,812             $ 29,597             $ 32,934
 6/30/2000          $ 30,126             $ 28,262             $ 31,849
 9/30/2000          $ 31,679             $ 30,186             $ 35,715
12/31/2000          $ 29,355             $ 29,104             $ 34,355
 3/31/2001          $ 25,951             $ 26,050             $ 30,563
 6/29/2001          $ 28,151             $ 28,533             $ 34,584
 9/28/2001          $ 22,126             $ 23,437             $ 28,896
12/31/2001          $ 24,978             $ 27,467             $ 33,230
 3/31/2002          $ 25,785             $ 28,633             $ 36,844
 6/30/2002          $ 22,555             $ 25,900             $ 33,414
 9/30/2002          $ 18,348             $ 21,332             $ 28,205
12/31/2002          $ 19,569             $ 23,022             $ 29,850
 3/31/2003          $ 18,808             $ 22,477             $ 28,527
 6/30/2003          $ 21,467             $ 26,582             $ 33,703
 9/30/2003          $ 22,814             $ 28,291             $ 35,859
12/31/2003          $ 26,374             $ 32,244             $ 41,840
 3/31/2004          $ 27,609             $ 33,902             $ 43,914
 6/30/2004          $ 27,863             $ 34,393             $ 44,647

                          AVERAGE ANNUAL TOTAL RETURNS
                               AS OF JUNE 30, 2004

                  OPPORTUNITY     RUSSELL          S&P
                     FUND      MIDCAP INDEX    MIDCAP INDEX
Six Month(2)          5.64%        6.67%          6.08%
One Year             29.80%       29.39%         27.99%
Five Year             1.52%        6.51%          9.03%
Ten Year             10.81%       13.49%         15.45%

                                 AS OF         AS OF
TOP 10 HOLDINGS                6/30/2004    12/31/2004
Rite Aid                          1.5%          0.6%*
United States Steel Corp.         1.2%          1.3%
Tyson Foods Incorporated          1.2%          0.5%*
Cree, Incorporated                1.1%          0.9%*
EOG Resources, Inc.               1.1%          0.0%*
Quest Diagnostics, Inc.           1.1%          0.9%*
Advanced Auto Parts, Inc.         1.0%          1.0%
Barnes and Noble, Inc.            1.1%          1.0%
Adobe Systems, Inc.               1.1%          1.0%
Mckesson                          1.0%          0.6%*

* Not in Top 10 as of 12/31/2003

Long-term capital appreciation is the objective of the Johnson Opportunity Fund and the primary assets are stocks of medium to smaller-sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Indices' share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the S&P MidCap Index or the Russell MidCap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell MidCap Index is the established benchmark and the S&P MidCap is a supplementary benchmark.

(1) Inception of the Opportunity Fund was May 16, 1994.
(2) Six month returns are not annualized.

JOHNSON REALTY FUND

The Realty Fund had a rate of return of 5.17% for the six months of 2004 compared to a return of 5.51% for the National Association of Real Estate Investment Trusts Index (NAREIT Index). This once again compares favorably to the return of the S&P500 which was up 3.44% through June. REIT's five year annual return is now +14.51% vs. the S&P's return of -2.20%. This has been one of the very best sectors of the marketplace during the past 5 years. The average current yield of companies in NAREIT at the end of June stood at 5.43%, well above the 1.7% yield on the S&P 500 and above the 4.58% yield on the 10 year US Treasury Bond. In addition, the world's uncertainty creates the desire to own tangible assets, like real estate. Real estate investment trusts (REITs) are publicly traded equities, that are commonly viewed as a good way for individual investors to participate in the benefits of real estate ownership in a diversified manner. At one point during the year to date period ending June 30, REITs had appreciated over 13% for the year but gave much of that return back in April and then rallied in May and June.

For the first half of 2004, the Retail property sector provided the highest level of return, up 7.71%. Retail REITs have consistently for the past 2-3 years provided above market returns. The Realty Fund has maintained a market weight in retail. The weakest property type for the year to date period has been Healthcare. Healthcare was the best performing property type in 2003. These companies are more like mortgage companies and are adversely impacted by increases in interest rates which trigger a slowdown in loan demand. The market has been concerned somewhat by the potential for rates to rise, but here recently that has faded. The Realty Fund had increased its exposure to this group at the end of last year but still maintains an underweight stance. The portfolio has also maintained a fully invested posture for the entire first half of 2004. The intent going forward is to carry minimal cash in the portfolio due to the ample dividend yield provided.

The biggest driver of second half returns is likely to be influenced by interest rates. REITS typically perform best in a declining interest rate environment and worst in a rising interest rate environment. General expectation is for rates to rise, but the level to which they rise is important. If US Treasuries offer comparable yields to REITs and possess less risk, that asset class will attract some of the investors out of the REIT market and into the bond market. The Realty Fund's balanced approach towards individual property types and individual names should continue to provide investors with REIT like returns. REITs have low correlation to other asset classes and provide good portfolio diversification benefits.

[CHART]

                 $10,000 Initial Investment Since Inception (1)
                             (DOLLARS IN THOUSANDS)

                 REALTY FUND     NAREIT INDEX
    1/1/98        $ 10,000         $ 10,000
   3/31/98        $  9,774         $  9,953
   6/30/98        $  9,446         $  9,497
   9/30/98        $  8,420         $  8,498
  12/31/98        $  8,144         $  8,250
   3/31/99        $  7,721         $  7,852
   6/30/99        $  8,574         $  8,644
   9/30/99        $  7,815         $  7,949
  12/31/99        $  7,942         $  7,869
 3/31/2000        $  8,129         $  8,057
 6/30/2000        $  9,039         $  8,906
 9/30/2000        $  9,720         $  9,587
12/31/2000        $ 10,025         $  9,943
 3/31/2001        $  9,637         $ 10,047
 6/29/2001        $ 10,456         $ 11,082
 9/28/2001        $ 10,099         $ 10,791
12/31/2001        $ 10,532         $ 11,310
 3/31/2002        $ 11,417         $ 12,244
 6/30/2002        $ 11,790         $ 12,858
 9/30/2002        $ 10,820         $ 11,695
12/31/2002        $ 10,901         $ 11,743
 3/31/2003        $ 10,987         $ 11,822
 6/30/2003        $ 12,263         $ 13,372
 9/30/2003        $ 13,381         $ 14,709
12/31/2003        $ 14,632         $ 16,182
 3/31/2004        $ 16,238         $ 18,244
 6/30/2004        $ 15,342         $ 17,184

                          AVERAGE ANNUAL TOTAL RETURNS
                               AS OF JUNE 30, 2004

                                 REALTY FUND      NAREIT INDEX
Six Month(2)                         5.17%            5.51%
One Year                            25.11%           27.06%
Five Year                           12.34%           14.51%
Since Inception                      6.81%            8.53%

                                     AS OF             AS OF
TOP 10 HOLDINGS                    6/30/2004        12/31/2004
Equity Residential Properties         4.9%             3.9%
Equity Office Properties Trust        4.8%             4.4%
Simon Property Group                  4.2%             3.8%
Prologis Trust                        4.2%             3.3%
Archstone Smith Trust                 3.9%             3.0%
General Growth Properties, Inc.       3.9%             4.2%
PS Business Parks, Inc.               3.6%             0.9%*
Vornado Realty Trust                  3.5%             3.3%
Boston Properties                     3.4%             3.7%
Plum Creek Timber Co., Inc.           3.3%             1.5%*

* Not in Top 10 as of 12/31/2003

Long-term capital growth and above average income are the objectives of the Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Inception of the Realty Fund was January 2, 1998.
(2) Six month returns are not annualized.

JOHNSON FIXED INCOME FUND

The Fixed Income Fund had a total return of -0.14% for the first half of 2004 compared to -0.11% for the Lehman Intermediate Government Credit Index. After posting decent gains in the first quarter, the bond market turned decidedly negative in the second quarter. In fact, the second quarter's -2.52% return was the worst quarter for the Lehman Intermediate Government Credit Index since the third quarter of 1980. This market pessimism was driven by expectations that the Federal Reserve would soon begin raising short-term interest rates. The Fed raised short-term interest rates 0.25% on June 30th and again on August 10th which is the beginning of what is likely to be many rate hikes over the foreseeable future.

We believe the Fixed Income Fund is appropriately positioned for this Fed tightening cycle. The Fund has lower interest rate sensitivity than the Index which will be beneficial as interest rates increase. The Fund also has an emphasis on securities with superior yield to those in the Index which will help to cushion bond price declines as rates rise. The defensive posture of the Fund should assist its relative performance versus the Index, but it is important to note that absolute returns are likely to be quite modest and may even remain slightly negative for a time.

The Fixed Income Fund maintains its focus on high quality securities. Each security in the Fund is rated investment grade by the credit rating agencies and approximately 50% of the assets are rated "AAA" or higher as indicated in the Quality Allocation Chart on this page.

[CHART]

                 $10,000 Initial Investment Since Inception (1)
                             (DOLLARS IN THOUSANDS)

                                                  LEHMAN INTERMEDIATE
                       FIXED INCOME FUND        GOVERNMENT CREDIT INDEX
    1/4/93                 $ 10,000                   $ 10,000
   3/31/93                 $ 10,413                   $ 10,353
   6/30/93                 $ 10,694                   $ 10,576
   9/30/93                 $ 11,060                   $ 10,815
  12/31/93                 $ 10,954                   $ 10,833
   3/31/94                 $ 10,580                   $ 10,613
   6/30/94                 $ 10,405                   $ 10,549
   9/30/94                 $ 10,419                   $ 10,636
  12/31/94                 $ 10,392                   $ 10,624
   3/31/95                 $ 10,926                   $ 11,090
   6/30/95                 $ 11,586                   $ 11,644
   9/29/95                 $ 11,774                   $ 11,836
  12/29/95                 $ 12,231                   $ 12,253
   3/29/96                 $ 12,046                   $ 12,150
   6/28/96                 $ 12,061                   $ 12,227
   9/30/96                 $ 12,276                   $ 12,444
  12/31/96                 $ 12,612                   $ 12,749
   3/31/97                 $ 12,497                   $ 12,734
   6/30/97                 $ 12,903                   $ 13,109
   9/30/97                 $ 13,318                   $ 13,463
  12/31/97                 $ 13,676                   $ 13,752
   3/31/98                 $ 13,892                   $ 13,966
   6/30/98                 $ 14,190                   $ 14,229
   9/30/98                 $ 14,971                   $ 14,868
  12/31/98                 $ 14,913                   $ 14,912
   3/31/99                 $ 14,703                   $ 14,884
   6/30/99                 $ 14,442                   $ 14,825
   9/30/99                 $ 14,480                   $ 14,961
  12/31/99                 $ 14,364                   $ 14,969
 3/31/2000                 $ 14,547                   $ 15,194
 6/30/2000                 $ 14,654                   $ 15,452
 9/30/2000                 $ 15,100                   $ 15,896
12/31/2000                 $ 15,765                   $ 16,484
 3/31/2001                 $ 16,265                   $ 17,043
 6/29/2001                 $ 16,274                   $ 17,157
 9/28/2001                 $ 17,074                   $ 17,947
12/31/2001                 $ 16,778                   $ 17,961
 3/31/2002                 $ 16,685                   $ 17,921
 6/30/2002                 $ 17,357                   $ 18,559
 9/30/2002                 $ 18,219                   $ 19,399
12/31/2002                 $ 18,483                   $ 19,728
 3/31/2003                 $ 18,675                   $ 20,025
 6/30/2003                 $ 19,083                   $ 20,570
 9/30/2003                 $ 19,067                   $ 20,566
12/31/2003                 $ 19,118                   $ 20,578
 3/31/2004                 $ 19,388                   $ 21,088
 6/30/2004                 $ 19,035                   $ 20,555

                          AVERAGE ANNUAL TOTAL RETURNS
                               AS OF JUNE 30, 2004

                            FIXED          LEHMAN INT.
                         INCOME FUND        G/C INDEX
Six Month(2)               -0.14%             -0.11%
One Year                   -0.25%             -0.08%
Five Year                   5.68%              7.47%
Ten Year                    6.23%              7.80%

[CHART]

                               QUALITY ALLOCATION

AAA     50.0%
AA       2.1%
A       28.2%
BBB     19.7%

Income and capital preservation is the objective of the Johnson Fixed Income Fund and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any interest and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Lehman Intermediate Government Credit Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Inception of the Johnson Fixed Income Fund was January 4, 1993.
(2) Six month returns are not annualized.

JOHNSON MUNICIPAL INCOME FUND

The Municipal Income Fund had a total return of -0.80% for the first six months of 2004 compared to -0.67% for the Lehman 5-Year General Obligation Index. After posting decent gains in the first quarter, the municipal bond market turned decidedly negative in the second quarter. In fact, the second quarter's -2.01% return was the worst quarter for the Lehman Five Year General Obligation Municipal Bond Index since the first quarter of 1994. This market pessimism was driven by expectations that the Federal Reserve would soon begin raising short-term interest rates. The Fed raised short-term interest rates 0.25% on June 30th and again on August 10th which is the beginning of what is likely to be many rate hikes over the foreseeable future.

We believe the Municipal Income Fund is appropriately positioned for this Fed tightening cycle. The Fund has lower interest rate sensitivity than the Index which will be beneficial as interest rates increase. This defensive posture of the Fund should assist its relative performance versus the Index, but it is important to note that absolute returns are likely to be quite modest and may even remain slightly negative for a time.

The credit quality of the Municipal Income Fund remains very high. Over 60% of the securities in the Fund are rated AAA, the highest rating category, with approximately 90% of the assets rated in the highest three rating categories, AAA, AA, and A. These highly rated securities are considered to have adequate to strong protection of principal and interest payments. Over 95% of the income generated by the Fund is from Ohio municipal bonds, so most of the income earned is exempt from Ohio state income tax in addition to being exempt from federal income taxes.

[CHART]

                 $10,000 Initial Investment Since Inception (1)
                             (DOLLARS IN THOUSANDS)

                                                LEHMAN FIVE-YEAR G.O.
                MUNICIPAL INCOME FUND           MUNICIPAL BOND INDEX
   5/16/94           $ 10,000                        $ 10,000
   9/30/94           $ 10,133                        $ 10,150
  12/31/94           $ 10,081                        $ 10,117
   3/31/95           $ 10,506                        $ 10,528
   6/30/95           $ 10,713                        $ 10,797
   9/29/95           $ 10,972                        $ 11,092
  12/29/95           $ 11,178                        $ 11,295
   3/29/96           $ 11,153                        $ 11,332
   6/28/96           $ 11,185                        $ 11,381
   9/30/96           $ 11,342                        $ 11,567
  12/31/96           $ 11,561                        $ 11,819
   3/31/97           $ 11,505                        $ 11,800
   6/30/97           $ 11,786                        $ 12,094
   9/30/97           $ 12,047                        $ 12,359
  12/31/97           $ 12,281                        $ 12,586
   3/31/98           $ 12,382                        $ 12,733
   6/30/98           $ 12,499                        $ 12,862
   9/30/98           $ 12,846                        $ 13,216
  12/31/98           $ 12,919                        $ 13,322
   3/31/99           $ 12,984                        $ 13,458
   6/30/99           $ 12,699                        $ 13,302
   9/30/99           $ 12,790                        $ 13,419
  12/31/99           $ 12,760                        $ 13,415
 3/31/2000           $ 12,936                        $ 13,571
 6/30/2000           $ 13,115                        $ 13,789
 9/30/2000           $ 13,389                        $ 14,062
12/31/2000           $ 13,842                        $ 14,445
 3/31/2001           $ 14,166                        $ 14,849
 6/29/2001           $ 14,237                        $ 14,982
 9/28/2001           $ 14,625                        $ 15,390
12/31/2001           $ 14,529                        $ 15,309
 3/31/2002           $ 14,586                        $ 15,410
 6/30/2002           $ 15,128                        $ 16,032
 9/30/2002           $ 15,652                        $ 16,570
12/31/2002           $ 15,726                        $ 16,686
 3/31/2003           $ 15,783                        $ 16,892
 6/30/2003           $ 16,030                        $ 17,201
 9/30/2003           $ 16,083                        $ 17,386
12/31/2003           $ 16,146                        $ 17,385
 3/31/2004           $ 16,224                        $ 17,624
 6/30/2004           $ 15,969                        $ 17,269

                          AVERAGE ANNUAL TOTAL RETURNS
                               AS OF JUNE 30, 2004

                        MUNICIPAL    LEHMAN FIVE YEAR G.O.
                       INCOME FUND   MUNICIPAL BOND INDEX
Six Month(2)              -0.80%           -0.67%
One Year                  -0.38%            0.49%
Five Year                  4.69%            6.99%
Ten Year                   4.74%            7.63%

[CHART]

                               QUALITY ALLOCATION

AAA     62.2%
AA      19.0%
A        7.2%
BBB      4.2%
NR       7.4%

Tax-free income and capital preservation are the objectives of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any interest and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Lehman Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Inception of the Municipal Income Fund was May 16, 1994.
(2) Six month returns are not annualized.

GROWTH FUND            PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2004 -- UNAUDITED

COMMON STOCKS                                                SHARES     DOLLAR VALUE
-------------                                                ------     ------------
CONSUMER DISCRETIONARY
   Advanced Auto Parts*                                       11,000           485,980
   Clear Channel Communications                               22,000           812,900
   Comcast*                                                   17,000           469,370
   Harley Davidson, Inc.                                      10,100           625,594
   Home Depot, Inc.                                           28,000           985,600
   Johnson Controls                                            9,000           480,420
   Staples                                                    36,000         1,058,760
                                                                       ---------------
     TOTAL CONSUMER DISCRETIONARY: 10.0%                               $     4,918,624

CONSUMER STAPLES
   Pepsico, Incorporated                                      19,100         1,029,108
   Wal-Mart Stores, Inc.                                      16,800           886,368
   Walgreen Company                                           28,700         1,039,227
                                                                       ---------------
     TOTAL CONSUMER STAPLES: 6.0%                                      $     2,954,703

ENERGY
   ChevronTexaco Corporation                                   5,500           517,605
   Devon Energy Corporation                                   17,400         1,148,400
   Exxon Mobil Corporation                                    23,782         1,056,159
   Noble Corporation*                                         26,400         1,000,296
                                                                       ---------------
     TOTAL ENERGY: 7.6%                                                $     3,722,460

FINANCIAL SERVICES
   American International Group,
     Inc.                                                     20,325         1,448,766
   Bank of New York Co., Inc.                                 29,500           869,660
   Citigroup, Incorporated                                    19,800           920,700
   Fannie Mae                                                  6,750           481,680
   Fifth Third Bancorp                                        17,230           926,629
   Merrill Lynch & Company, Inc.                              16,700           901,466
   National City Corporation                                  28,500           997,785
                                                                       ---------------
     TOTAL FINANCIAL SERVICES: 13.4%                                   $     6,546,686

HEALTH CARE
   Abbott Laboratories                                        22,000           896,720
   Amgen*                                                     17,500           954,975
   Anthem, Inc.*                                              10,700           958,292
   Boston Scientific Corporation*                             12,150           520,020
   Health Management Assoc.,
     Inc.-- A                                                 42,000           941,640
   Johnson & Johnson                                          17,700           985,890
   MedImmune, Inc.*                                           20,800           486,512
   Medtronic, Incorporated                                     9,500           462,840
   Merck & Company, Inc.                                      20,600           978,500
   Pfizer, Incorporated                                       41,250         1,414,050
                                                                       ---------------
     TOTAL HEALTH CARE: 17.6%                                          $     8,599,439

INDUSTRIALS
   Cintas Corporation                                         23,600         1,125,012
   General Electric Company                                   59,390         1,924,236
   Ingersoll Rand                                             14,500           990,495
   Illinois Tool Works                                        12,000         1,150,680
   Jacobs Engineering Group, Inc.*                            22,000           866,360
   L-3 Communications Holdings                                16,200         1,082,160
   Pall Corporation                                           42,000         1,099,980
                                                                       ---------------
     TOTAL INDUSTRIALS: 16.8%                                          $     8,238,923

INFORMATION TECHNOLOGY
   Affiliated Computer Services -- A*                         20,300         1,074,682
   Analog Devices                                             10,000           470,800
   Cisco Systems, Inc.*                                       43,000         1,019,100
   Dell, Inc.*                                                27,700           992,214
   Fiserv, Inc.*                                              26,200         1,018,918
   Intel Corporation                                          37,200         1,026,720
   Intuit, Inc.*                                              11,000           424,380
   Microsoft Corporation                                      54,350         1,552,236
   Nokia Corporation ADR **                                   65,750           956,005
   Oracle Corporation*                                        80,770           963,586
   SanDisk Corporation*                                       17,000           368,730
                                                                       ---------------
     TOTAL INFORMATION TECHNOLOGY: 20.2%                               $     9,867,371

MATERIALS
   Air Products and Chemicals                                  9,000           472,050
   ALCOA                                                      31,500         1,040,445
                                                                       ---------------
     TOTAL MATERIALS: 3.1%                                             $     1,512,495

TELECOMMUNICATION SERVICES
   Alltel Corporation                                         19,610           992,658
                                                                       ---------------
     TOTAL TELECOMM SERVICES: 2.0%                                     $       992,658

UTILITIES
   Equitable Resources, Inc.                                  20,700         1,070,397
                                                                       ---------------
     TOTAL UTILITIES: 2.2%                                             $     1,070,397

TOTAL COMMON STOCKS: 98.9%                                             $    48,423,756
   (COMMON STOCK IDENTIFIED
     COST $43,866,535)

MUTUAL FUNDS
   iShares Biotech Index Fund*                                 7,000           525,700
                                                                       ---------------
     TOTAL MUTUAL FUNDS: 1.1%                                          $       525,700
       (MUTUAL FUND IDENTIFIED
         COST $471,125)

CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 0.69% yield ***                                          18,222
                                                                       ---------------
     TOTAL CASH EQUIVALENTS: 0.0%                                      $        18,222
       (CASH EQUIVALENTS IDENTIFIED
         COST $18,222)

TOTAL PORTFOLIO VALUE: 100.0%                                          $    48,967,678
   (TOTAL PORTFOLIO IDENTIFIED COST $44,355,882)
   Other Assets Less Liabilities: 0.0%                                 $        10,345
                                                                       ---------------
TOTAL NET ASSETS: 100.0%                                               $    48,978,023

  * Non-income producing security.
 ** American Depositary Receipt.
*** Variable rate security, the coupon rate shown represents the rate at June
    30, 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

OPPORTUNITY FUND       PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2004 -- UNAUDITED

COMMON STOCKS                                                SHARES     DOLLAR VALUE
-------------                                                ------     ------------
CONSUMER DISCRETIONARY
   Advance Auto Parts*                                        18,000           795,240
   Applebee's International, Inc.                             15,000           345,300
   ArvinMeritor, Incorporated                                 27,000           528,390
   Autoliv, Inc.                                              10,500           443,100
   Barnes & Noble, Incorporated*                              24,000           815,520
   Borders Group, Inc.                                        26,800           628,192
   Centex Corporation                                         12,500           571,875
   Circuit City Stores                                        34,800           450,660
   Cracker Barrel Group                                       16,500           509,025
   Dollar General                                             15,900           311,004
   Dollar Tree Stores, Inc.*                                   8,100           222,183
   Getty Images, Inc.*                                         7,100           426,000
   Hasbro, Inc.                                               28,000           532,000
   KB Home Corporation                                         5,300           363,739
   Lear Corporation                                           10,200           601,698
   Lennar Corporation, Class A                                 9,000           402,480
   Liz Claiborne, Inc.                                         9,000           323,820
   Michaels Stores                                             8,300           456,500
   NVR, Inc.*                                                  1,400           677,880
   Office Depot*                                              34,500           617,895
   Outback Steakhouse                                          8,250           341,220
   Polaris Industries, Inc.                                   14,700           705,600
   Reebok International Ltd.                                   9,900           356,202
   Ryland Group                                                4,700           367,540
   Sears Roebuck and Company                                  14,800           558,848
   Timberland Company*                                        10,300           665,277
   United Global Comm*                                        81,250           589,875
                                                                       ---------------
     TOTAL CONSUMER DISCRETIONARY: 17.6%                               $    13,607,063

CONSUMER STAPLES
   Energizer Holdings, Inc.*                                   9,000           405,000
   Hormel Foods Corporation                                   24,200           752,620
   Rite Aid*                                                  67,100           350,262
   Smithfield Foods, Inc.*                                    13,200           388,080
   Tyson Foods Incorporated                                   43,700           915,515
                                                                       ---------------
     TOTAL CONSUMER STAPLES: 3.6%                                      $     2,811,477

ENERGY
   Chesapeake Energy Corporation                              29,300           431,296
   EOG Resources, Inc.                                        14,000           835,940
   Helmerich & Payne, Inc.                                    10,750           280,790
   Newfield Exploration*                                      13,500           752,490
   Patterson-Uti Energy, Inc.                                 17,500           584,675
   Pioneer Natural Resources
     Company                                                  12,000           420,960
   Pogo Producing Company                                     11,400           563,160
   Pride International, Inc.*                                 36,250           620,238
   Valero Energy Corporation                                   7,000           516,320
   Williams Companies, Inc.                                   29,600           352,240
                                                                       ---------------
     TOTAL ENERGY: 6.9%                                                $     5,358,109

FINANCIAL SERVICES
   A.G. Edwards, Inc.                                         16,250           552,987
   AMBAC Financial Group, Inc.                                 9,250           679,320
   AmeriCredit Corporation*                                   22,125           432,101
   Berkley (W.R.), Corporation                                15,000           644,250
   Blackrock, Inc.                                             6,800           434,044
   Countrywide Financial Corp.                                 6,598           463,509
   Doral Financial Corp.                                      18,450           636,525
   E*Trade Group, Inc.*                                       53,000           590,950
   Federated Investors, Inc.                                  19,250           584,045
   Fidelity National Financial, Inc.                          17,360           648,222
   First American Financial Corp.                             13,000           336,570
   Friedman, Billings, Ramsy
     Group, Inc.*                                             31,600           625,364
   HCC Insurance Holdings, Inc.                               16,250           542,912
   Hibernia Corporation A                                     26,250           637,875
   IndyMac Bancorp, Inc.                                      18,500           584,600
   Investors Financial Services Corp.                          9,500           414,010
   Legg Mason, Inc.                                            7,300           664,373
   Mercury General Corporation                                 6,500           322,725
   Nuveen Investments, Class A                                17,750           475,700
   Popular, Incorporated                                      13,000           556,010
   Radin Group Inc.                                           12,200           584,380
   Raymond James Financial Corp.                              23,500           621,575
   Regions Financial Corporation                              16,900           617,695
   SAFECO Corporation                                         13,600           598,400
   Stancorp Financial Group                                    5,600           375,200
   Synovus Financial Corporation                              13,000           329,160
   Transatlantic Holdings, Inc.                                7,250           587,178
   UnionBanCal Corporation                                     7,300           411,720
   Unitrin, Inc.                                              10,500           447,300
                                                                       ---------------
     TOTAL FINANCIAL SERVICES: 20.0%                                   $    15,398,700

HEALTH CARE
   Aetna, Inc.                                                 9,000           765,000
   AmerisourceBergen Corp.                                    10,000           597,800
   Apria Healthcare Group*                                    12,250           351,575
   Bio Rad Labs*                                               9,000           529,740
   Caremark Rx, Inc.*                                         10,680           351,799
   Cephalon, Inc.*                                             7,600           410,400
   Endo Pharmaceuticals
     Holdings, Inc.*                                          20,000           469,000
   Health Net, Inc.*                                          16,500           437,250
   Laboratory Corp. of America
     Holdings*                                                10,500           416,850
   Lincare Holdings, Inc.*                                    18,200           598,052
   Mckesson                                                   23,150           794,740
   Pacificare Health*                                         12,400           479,384

*   Non-income producing security.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

COMMON STOCKS                                                SHARES     DOLLAR VALUE
-------------                                                ------     ------------
HEALTH CARE, CONTINUED
   Par Pharmaceuticals Companies,
     Inc.*                                                    10,250           360,902
   Quest Diagnostics, Inc.                                     9,500           807,025
   Steris*                                                    26,250           592,200
                                                                       ---------------
     TOTAL HEALTH CARE: 10.3%                                          $     7,961,717

INDUSTRIALS
   Agco Corporation*                                          33,800           688,506
   Career Education Corporation*                              11,200           510,272
   Cummins Engine, Inc.                                       10,500           656,250
   ITT Industries, Inc.                                        4,700           390,100
   JB Hunt Transport Services, Inc.                           13,000           501,540
   L-3 Communications Holdings,
     Inc.                                                     10,000           668,000
   Manpower                                                   13,300           675,241
   Pall Corporation                                           14,200           371,898
   Timken Company                                             29,850           790,727
   United Defense Industrials, Inc.*                          18,600           651,000
   West Corporation*                                          20,500           536,075
                                                                       ---------------
     TOTAL INDUSTRIALS: 8.3%                                           $     6,439,609

INFORMATION TECHNOLOGY
   Adobe Systems, Inc.                                        18,000           837,000
   Advanced Micro Devices, Inc.*                              41,500           659,850
   Affiliated Computer Services -- A*                         12,500           661,750
   Altera Corporation*                                        20,000           443,200
   Amkor Technology, Inc.*                                    41,800           341,924
   Amphenol Corp. Class A*                                    19,000           633,080
   Atmel Corporation*                                         99,100           586,672
   Citrix Systems, Inc.*                                      26,200           533,432
   Computer Sciences*                                         14,100           654,663
   Cree, Incorporated*                                        35,750           827,613
   Ingram Micro, Inc.*                                        33,400           483,298
   Intuit, Inc.*                                               6,000           231,480
   Jabil Circuit, Inc.*                                       13,500           339,930
   Juniper Networks, Inc.*                                    14,700           361,179
   Lam Research*                                              13,800           369,840
   Lexmark International, Inc.*                                8,000           772,240
   Maxtor Corporation*                                        64,750           429,292
   Memc Electronic Materials*                                 57,400           567,112
   National Semiconductor, Corp.*                             18,000           395,820
   Nvidia Corporation*                                        20,200           413,494
   PMC-Sierra Inc.*                                           17,400           249,690
   SanDisk Corporation*                                       24,700           535,743
   Tech Data Corporation*                                     14,700           575,211
   Utstarcom, Inc.*                                           19,350           585,338
                                                                       ---------------
     TOTAL INFORMATION TECHNOLOGY: 16.2%                               $    12,488,851

MATERIALS
   Ball Corporation                                            9,420           678,711
   Engelhard Corporation                                      11,800           381,258
   Florida Rock Industries, Inc.                              14,300           603,031
   Georgia-Pacific Corporation                                17,800           658,244
   Nucor Corporation                                          10,000           767,600
   Phelps Dodge Corporation                                    8,000           620,080
   Praxair, Incorporated                                      10,000           399,100
   Southern Peru Cooper                                       16,500           681,945
   U.S. Steel Corporation                                     27,250           957,020
                                                                       ---------------
     TOTAL MATERIALS: 7.4%                                             $     5,746,989

TELECOMMUNICATION SERVICES
   Adtran, Inc.*                                              20,000           667,400
                                                                       ---------------
     TOTAL TELECOMM. SERVICES: 0.9%                                    $       667,400

UTILITIES
   AES Corporation*                                           68,400           679,212
   Centerpoint Energy, Inc.                                   59,500           684,250
   Constellation Energy Group, Inc.                           15,500           587,450
   Northeast Utilities                                        29,000           564,630
   OGE Energy Corporation                                     15,300           389,691
   Texas Genco Holdings, Inc.                                 11,400           514,026
   WPS Resources Corporation                                  12,000           556,200
                                                                       ---------------
     TOTAL UTILITIES: 5.3%                                             $     3,975,459

TOTAL COMMON STOCKS: 96.5%                                             $    74,455,374
   (COMMON STOCK IDENTIFIED
     COST $65,410,805)

REAL ESTATE INVESTMENT TRUSTS
   CBL & Associates Properties, Inc.                           6,250           343,750
   Catellus Development, Corp.                                27,000           665,550
   Hospitality Property Trust                                 12,250           518,175
   HRPT Properties Trust                                      33,700           337,337
   Mills Corporation                                          10,900           509,030
                                                                       ---------------
     TOTAL REAL ESTATE INVESTMENT TRUSTS: 3.1%                         $     2,373,842
       (REAL ESTATE INVESTMENT TRUST IDENTIFIED
         COST $2,285,629)

CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 0.69% yield **                                          319,677
                                                                       ---------------
     TOTAL CASH EQUIVALENTS: .4%                                       $       319,677
       (CASH EQUIVALENTS IDENTIFIED
         COST $319,677)

TOTAL PORTFOLIO VALUE: 100.0%                                          $    77,148,893
   (TOTAL PORTFOLIO IDENTIFIED COST $68,016,111)
   Other Assets Less Liabilities: 0.0%                                 $         1,986
                                                                       ---------------
TOTAL NET ASSETS: 100.0%                                               $    77,150,879

 *  Non-income producing security.
** Variable rate security, the coupon rate shown represents the rate at June 30, 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

REALTY FUND            PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2004 -- UNAUDITED

COMMON STOCKS                                                SHARES     DOLLAR VALUE
-------------                                                ------     ------------
APARTMENTS
   Apartment Investment and
     Management, Co.                                           7,900           245,927
   Archstone Smith Trust                                      24,555           720,198
   Avalon Bay Communities, Inc.                                7,092           400,840
   Camden Property Trust                                       6,000           274,800
   Equity Residential
     Properties Trust                                         30,450           905,278
   Essex Property Trust, Inc.                                  3,570           244,010
   Home Properties of NY                                       6,500           253,370
   Summit Properties, Inc.                                     8,500           217,940
   United Dominion Realty Trust,
     Inc.                                                     10,000           197,800
                                                                       ---------------
     TOTAL APARTMENTS: 18.8%                                           $     3,460,163

DIVERSIFIED
   Crescent Real Estate Equities
     Company                                                  11,000           177,320
   Glenborough Realty Trust, Inc.                              9,000           165,150
   Lexington Corporate Properties
     Trust                                                     9,000           179,190
   The Rouse Company                                          10,500           498,750
   Sizeler Property Investor, Inc.                             5,000            46,050
   Vornado Realty Trust                                       11,500           656,765
                                                                       ---------------
     TOTAL DIVERSIFIED: 9.3%                                           $     1,723,225

HEALTH CARE
   Health Care Property Investors                             11,800           283,672
   Health Care Reit                                            7,500           243,750
                                                                       ---------------
     TOTAL HEALTH CARE: 2.9%                                           $       527,422

LODGING AND HOTELS
   Host Marriot*                                              25,000           309,000
   Marriott International, Class A                             2,500           124,700
   Senior Housing Properties Trust                            11,500           193,085
   Starwood Hotels & Resorts                                   4,700           210,795
                                                                       ---------------
     TOTAL LODGING AND HOTELS: 4.5%                                    $       837,580

MATERIALS
   Plum Creek Timber Co., Inc.                                19,000           619,020
                                                                       ---------------
     TOTAL MATERIALS: 3.4%                                             $       619,020

OFFICE AND INDUSTRIAL
   Alexandria Real Estate Equities                             3,000           170,340
   AMB Property Corporation                                   11,200           387,856
   Arden Realty Group, Inc.                                   10,000           294,100
   Boston Properties, Inc.                                    12,675           634,764
   Catellus Development
     Corporation                                              14,340           353,481
   Centerpoint Properties Trust                                3,600           276,300
   Duke Realty Corp.                                          15,860           504,507
   Equity Office Properties                                   32,880           894,336
   Mack-Cali Realty Trust                                      9,795           405,317
   Kilroy Realty Corporation                                   6,345           216,364
   Liberty Property Trust                                     11,130           447,537
   Prologis Trust                                             23,505           773,785
   PS Business Parks, Inc.                                     4,000           160,960
                                                                       ---------------
     TOTAL OFFICE AND INDUSTRIAL: 29.9%                                $     5,519,647

RETAIL
   CBL and Associates Properties,
     Inc.                                                      3,000           165,000
   Chelsea Property Group                                      2,500           163,050
   Commercial Net Lease Realty                                18,000           309,600
   Developers Diversified Realty                               8,325           294,455
   Equity One                                                 13,000           235,040
   General Growth Properties                                  24,205           715,742
   Kimco Realty Corporation                                   10,102           459,641
   Macerich Company                                            5,330           255,147
   Mills Corporation                                           4,500           210,150
   Pan Pacific Retail                                          8,000           404,160
   Regency Centers Corporation                                10,075           432,217
   Simon Property Group, Inc.                                 15,100           776,442
   Tanger Factory Outlet Centers                               4,300           168,130
   Weingarten Realty Investors                                 8,913           278,799
                                                                       ---------------
     TOTAL RETAIL: 26.4%                                               $     4,867,573

STORAGE
   Public Storage, Inc.                                       14,500           667,145
   Shurgard Storage Centers                                    5,000           187,000
                                                                       ---------------
     TOTAL STORAGE: 4.6%                                               $       854,145

TOTAL COMMON STOCKS: 99.8%                                             $    18,408,775
   (COMMON STOCK IDENTIFIED
     COST $14,543,499)

TOTAL PORTFOLIO VALUE: 99.8%                                           $    18,408,775
   (TOTAL PORTFOLIO IDENTIFIED COST $14,543,499)
   Other Assets Less Liabilities: 0.2%                                 $       133,418
                                                                       ---------------
TOTAL NET ASSETS: 100.0%                                               $    18,542,193

*   Non-income producing security.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FIXED INCOME FUND      PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2004 -- UNAUDITED

FIXED INCOME
SECURITIES - BONDS                                           FACE       DOLLAR VALUE
------------------                                           ----       ------------
BANK AND FINANCE
   American General Finance,
     8.125%, 8/15/09                                         120,000           138,450
   American General Finance,
     5.750%, 3/15/07                                       1,000,000         1,055,000
   Archstone Smith Operating
     Trust Notes, 5.000%,
     8/15/07                                                 500,000           514,375
   Bank of America
     Subordinated, 7.800%,
     2/15/10                                                 912,000         1,047,660
   Bank One Corp., 7.125%,
     5/15/07                                                 400,000           436,000
   Bank One Corp., 9.875%,
     3/01/09                                                 250,000           304,687
   Carramerica Realty
     Corporation, 6.625%,
     3/01/05                                               1,050,000         1,073,625
   Comerica Bank Subordinated
     Note, 6.875%, 3/01/08                                   250,000           272,188
   Duke Realty LP, 3.500%,
     11/01/07                                                950,000           941,688
   First Union Corp., 7.500%,
     7/15/06                                                 200,000           217,500
   Firstar Corp., 6.625%,
     12/15/06                                                475,000           512,406
   Merry Land and Investment
     Co., 7.250%, 6/15/05                                    500,000           520,000
   PNC Funding Corp.,
     6.875%, 7/15/07                                         500,000           543,125
   Salomon Smith Barney, Inc.,
     5.875%, 3/15/06                                       1,000,000         1,048,750
   SunTrust Bank, 6.500%,
     1/15/08                                                 500,000           538,125
   Wachovia Corp.
     Subordinated Notes,
     6.375%, 1/15/09                                         820,000           885,600
   Weingarten Realty, 6.840%,
     11/17/07                                                700,000           773,500
                                                                       ---------------
     TOTAL BANK AND FINANCE: 21.2%                                     $    10,822,679

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (A)
   FHLB, 3.000%, 11/04/15                                  2,000,000         2,005,000
   FHLMC, 3.75%, 2/25/09                                     475,000           466,688
   FHLMC, 5.950%, 1/19/06                                    400,000           419,579
   FHLMC, 6.005%, 12/08/05                                   200,000           209,554
   FHLMC, 2.450%, 5/10/07                                  2,500,000         2,500,000
   FNMA, 3.500%, 10/15/07                                  2,000,000         1,980,000
   FNMA, 4.200%, 5/04/09                                   2,000,000         1,995,000
   FNMA, 4.375%, 10/15/06                                  1,000,000         1,025,000
                                                                       ---------------
     TOTAL UNITED STATES GOVERNMENT AGENCY
       OBLIGATIONS: 20.8%                                              $    10,600,821

UNITED STATES GOVERNMENT OBLIGATIONS
   U.S. Treasury, 6.125%,
     8/15/07                                               1,500,000         1,627,325
   U.S. Treasury, 6.000%,
     2/15/26                                               1,000,000         1,077,539
   U.S. Treasury, 5.250%,
     11/15/28                                              2,000,000         1,959,454
                                                                       ---------------
     TOTAL UNITED STATES GOVERNMENT
       OBLIGATIONS: 9.1%                                               $     4,664,318

INDUSTRIAL
   Alberto-Culver Company,
     8.250%, 11/01/05                                        425,000           455,812
   Cardinal Health, 4.450%,
     6/30/05                                                 500,000           506,250
   Conoco Funding Company,
     5.450%, 10/15/06                                        500,000           523,125
   C.R. Bard, Incorporated,
     6.700%, 12/01/26                                        500,000           537,500
   Delta Airlines Pass Through
     Certificates Series 02-1
     MBIA Insured 6.417%,
     7/02/12                                                 560,000           579,249
   Devon Energy Convertible
     Bond, 4.900%, 8/15/08                                   500,000           515,000
   Dover Corp., 6.250%, 6/01/08                              500,000           541,250
   Ford Motor Credit, 9.030%,
     12/30/09                                                200,000           204,500
   General Electric Capital
     Corp., 5.000%, 2/15/07                                1,000,000         1,038,750
   General Electric Capital
     Corp., 1.546%, 5/30/08                                  500,000           499,375
   General Mills, 2.625%,
     10/24/06                                              1,000,000           978,750
   Hewlett Packard Company
     Notes, 5.750%, 12/15/06                               1,000,000         1,053,750
   Honeywell, Inc., 7.125%,
     4/15/08                                                 400,000           442,500
   Kraft Foods, Inc., 5.250%,
     6/1/07                                                  750,000           780,000
   Lowes Companies, Inc.
     8.250%, 6/01/10                                         500,000           593,750

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FIXED INCOME
SECURITIES - BONDS                                           FACE       DOLLAR VALUE
------------------                                           ----       ------------
INDUSTRIAL, CONTINUED
   McDonald's Corp., 5.950%,
     1/15/08                                                 425,000           455,281
   McKesson Corp., 6.400%,
     3/01/08                                                 400,000           425,500
   News America Holdings,
     8.500%, 2/15/05                                         365,000           376,406
   The Tribune Company,
     6.875%, 11/01/06                                        500,000           536,875
                                                                       ---------------
     TOTAL INDUSTRIAL: 21.6%                                           $    11,043,623

UNITED STATES GOVERNMENT AGENCY
  OBLIGATIONS - MORTGAGE BACKED SECURITIES (A)
   FHLMC, 15 Year Gold,
     7.000%, 3/01/11                                          31,517            33,466
   FHLMC, 4.320%, 4/01/33                                  2,333,848         2,323,293
   FHLMC, 8.000%, 6/01/30                                     40,578            44,065
   FHLMC, CMO Pool 2517
     Class VL 5.000%, 5/15/13                              1,762,008         1,796,370
   FHLMC, CMO Pool 2513
     Class VK 5.500%, 9/15/13                              1,766,043         1,799,949
   FNMA Series 2001-6
     Class AD 5.750%,
     11/25/28                                                 13,199            13,183
   FNMA Series 253300,
     7.500%, 5/01/20                                          51,694            55,460
   GNMA Pool 781397,
     5.500%, 2/15/17                                         606,922           625,320
   GNMA Pool 2658,
     6.500%, 10/20/28                                        387,197           404,621
   GNMA II Pool 2945,
     7.500%, 7/20/30                                         103,328           111,368
   GNMA Pool 780400,
     7.000%, 12/15/25                                         37,072            39,564
   GNMA Pool 780420,
     7.500%, 8/15/26                                          23,347            25,222
                                                                       ---------------
     TOTAL GOVERNMENT AGENCY
       OBLIGATIONS - MORTGAGE BACKED
       SECURITIES: 14.2%                                               $     7,271,881

UTILITY
   Bellsouth Communications,
     5.875%, 1/15/09                                         500,000           528,125
   Florida Power & Light Group
     Capital, 7.375%, 6/01/09                                500,000           562,500
   Verizon Communications,
     7.510%, 4/01/09                                         600,000           671,250
   Midwest Power Corporation,
     7.000%, 2/15/05                                         200,000           205,750
                                                                       ---------------
     TOTAL UTILITY: 3.9%                                               $     1,967,625

TOTAL FIXED INCOME - BONDS: 90.8%                                      $    46,370,947
   (FIXED INCOME IDENTIFIED
     COST $45,759,738)

PREFERRED STOCKS
   Bank One Capital I Preferred
     Stock Callable
     9/20/04 @ $25                                            35,000           891,100
   USB Capital Preferred Stock
     Callable 12/07/06 @ $25                                   8,240           224,952
   Equity Office Properties Trust
     Preferred Stock                                          20,000         1,006,000
                                                                       ---------------
     TOTAL PREFERRED STOCK: 4.2%                                       $     2,122,052
       (PREFERRED STOCK IDENTIFIED
         COST $2,079,452)

CERTIFICATE OF DEPOSIT
   Provident Bank Certificate of
     Deposit Set-Up Coupon
     (Callable @ $100 FDIC
     Insured)                                                 97,000            97,000
                                                                       ---------------
     TOTAL CERTIFICATE OF DEPOSIT: .2%                                 $        97,000
       CERTIFICATE OF DEPOSIT IDENTIFIED
         COST $97,000)

   Federated U.S. Treasury Cash
     Reserves Money Market
     Fund 0.69% yield **                                                     1,945,089
                                                                       ---------------
     TOTAL CASH EQUIVALENTS: 3.8%                                      $     1,945,089
       (CASH EQUIVALENTS IDENTIFIED
         COST $1,945,089)

TOTAL PORTFOLIO VALUE: 99.0%                                           $    50,535,088
   (TOTAL PORTFOLIO IDENTIFIED
     COST $49,881,279)
   Other Assets Less Liabilities: 1.0%                                 $       507,596
                                                                       ---------------
TOTAL NET ASSETS: 100.0%                                               $    51,042,684

(A) Abbreviations:
FHLB:     Federal Home Loan Bank
FHLMC:    Federal Home Loan Mortgage Corporation
FNMA:     Federal National Mortgage Association
FNMAFRN:  Fed. Nat'l Mortgage Assoc. Floating Rate Note
GNMA:     Government National Mortgage Association
TVA:      Tennessee Valley Authority

 *  Non-income producing security.
** Variable rate security, the coupon rate shown represents the rate at June 30, 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND  PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2004 -- UNAUDITED

MUNICIPAL INCOME
SECURITIES - BONDS                                           FACE       DOLLAR VALUE
------------------                                           ----       ------------
GENERAL OBLIGATION - CITY
   Akron, OH, 5.000%, 12/01/05                               100,000           104,029
   Columbus, OH, 12.375%,
     2/15/07                                                  25,000            31,079
   Columbus, OH, Series 2,
     5.000%, 6/15/10                                         100,000           107,799
   Columbus, OH, Tax Increment
     Financing, (AMBAC Insured),
     4.900%, 12/01/11                                        150,000           159,619
   Dayton, OH, General
     Obligation (AMBAC
     Insured), 4.450%, 12/01/12                              100,000           103,420
   Dayton, OH, 7.625%, 12/01/06                              100,000           111,777
   Deerfield Township, OH,
     (MBIA Insured), 4.750%,
     12/01/10                                                100,000           106,809
   Forest Hills, OH, 4.900%,
     12/01/04                                                100,000           101,481
   Loveland, OH, (AMBAC
     Insured), 4.900%, 12/01/08                              100,000           106,668
   Symmes Township, OH,
     2.400%, 12/01/07                                        110,000           105,513
   Washington Township, OH,
     4.650%, 12/01/05                                         75,000            77,386
   Westlake, OH, 4.900%,
     12/01/04                                                 50,000            50,720
   Youngstown, OH, (AMBAC
     Insured), 5.100%, 12/01/11                              100,000           109,068
                                                                       ---------------
     TOTAL GENERAL OBLIGATION -
       CITY: 14.3%                                                     $     1,275,368

GENERAL OBLIGATION - COUNTY
   Belmont County, OH (MBIA
     Insured), 4.500%, 12/01/11                              155,000           162,084
   Belmont County, OH (MBIA
     Insured), 5.100%, 12/01/05                               50,000            52,168
   Delaware County, OH, 5.250%,
     12/01/06                                                 50,000            52,829
   Hocking County, OH, 4.900%,
     12/01/06                                                 50,000            52,518
   Knox County, OH, 4.750%,
     12/01/09                                                 60,000            63,676
   Portage County, OH, (MBIA
     Insured), 5.150%, 12/01/07                               75,000            80,782
   Trumbull County, OH,
     (AMBAC Insured), 5.250%,
     12/01/05                                                 50,000            52,272
                                                                       ---------------
     TOTAL GENERAL OBLIGATION -
       COUNTY: 5.8%                                                    $       516,329

GENERAL OBLIGATION - STATE
   State of California, 4.000%,
     11/01/09                                                250,000           257,168
   Ohio State Unlimited Common
     School Facilities, 4.500%,
     6/15/17                                                 100,000           100,807
                                                                       ---------------
     TOTAL GENERAL OBLIGATION - STATE: 4.0%                            $       357,975

HIGHER EDUCATION
   Bowling Green State
     University, (FGIC Insured),
     5.000%, 6/01/08                                         155,000           166,332
   Ohio State Higher Education
     Facilities, Denison
     University, 4.900%, 11/01/05                             75,000            78,067
   University of Cincinnati, Ohio
     General Receipts, 4.750%,
     6/01/06                                                  50,000            52,257
                                                                       ---------------
     TOTAL HIGHER EDUCATION: 3.3%                                      $       296,656

HOSPITAL/HEALTH
   Franklin County, OH,
     Children's Hospital Project,
     5.200%, 11/01/04                                         50,000            50,594
   Hamilton County, OH,
     Hospital Children's Hospital
     Medical Center, (MBIA
     Insured), 5.250%, 5/15/10                               100,000           108,679
   Hamilton County, OH,
     Hospital Facility Revenue,
     Children's Hospital,
     (FGIC Insured), 5.000%,
     5/15/06                                                  50,000            52,469
   Lorain County, OH, Hospital
     Facility Revenue, Catholic
     Healthcare Partners,
     (MBIA Insured), 6.000%,
     9/01/07                                                  50,000            54,699
   Lorain County, OH, Revenue
     Bond, Catholic Healthcare
     Partners Project (AMBAC
     Insured), 5.200%, 09/01/10                              100,000           108,458
   Montgomery County, OH
     Hospital  (Prerefunded),
     5.500%, 12/01/10                                        100,000           110,212
                                                                       ---------------
     TOTAL HOSPITAL/HEALTH: 5.4%                                       $       485,111

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MUNICIPAL INCOME
SECURITIES - BONDS                                           FACE       DOLLAR VALUE
------------------                                           ----       ------------
REVENUE BONDS - ELECTRIC
   Hamilton, OH Electric, Variable
     Rate (FSA Insured), 1.020%,
     10/15/23                                                674,000           674,000
                                                                       ---------------
     TOTAL REVENUE BONDS - ELECTRIC: 7.5%                              $       674,000

REVENUE BONDS - TRANSPORTATION
   Butler County, OH,
     Transportation Improvement,
     (FSA Insured), 5.500%,
     4/01/09                                                 100,000           110,258
   Dayton, OH, Airport Series B,
     (Radian Insured), 2.000%,
     12/01/04                                                100,000           100,163
   Ohio State Turnpike Revenue,
     (Prerefunded), 5.500%,
     2/15/26                                                 110,000           118,174
                                                                       ---------------
     TOTAL REVENUE BOND - TRANSPORTATION:
       3.7%                                                            $       328,595

REVENUE BONDS - WATER AND SEWER
   Akron, OH, Sewer System,
     (MBIA Insured), 5.500%
     12/01/07                                                 50,000            53,934
   Butler, OH, Waterworks System,
     (FSA Insured), 4.400%
     12/01/10                                                100,000           104,819
   Cleveland, OH, Waterworks
     Revenue, Series I (FSA
     Insured), 5.250%, 1/01/10                               100,000           108,296
   Columbus, OH, Water and
     Sewer, 5.000%, 11/01/06                                 100,000           105,991
   East Muskingum, OH Water
     District, Water Resource
     Revenue, (AMBAC Insured),
     4.500%, 12/01/12                                        200,000           213,002
   Gulf Coast, TX, Waste Disposal
     Project, 8.375%, 6/01/05                                100,000           105,952
   Lorain, OH, Water System,
     (AMBAC Insured), 4.750%,
     4/01/04                                                       0                 0
   Montgomery County, OH, Solid
     Waste, (MBIA Insured),
     5.125%, 11/01/08                                         50,000            52,916
   Nashville and Davidson, TN
     7.700%, 01/01/12                                         25,000            30,442
   Northeast OH, Reg'l Sewer
     District (AMBAC Insured),
     5.500%, 11/15/12                                        100,000           105,471
   Southwest OH, Reg'l Water
     District (MBIA Insured),
     5.250%, 12/01/05                                         50,000            52,257
                                                                       ---------------
     TOTAL REVENUE BOND - WATER & SEWER:
       10.4%                                                           $       933,080

SCHOOL DISTRICT
   Athens Ohio City School
     General Obligation 4.400%,
     12/01/05                                                200,000           205,306
   Beavercreek, OH, Special
     Obligation Tax Anticipation
     Note, 4.250%, 12/01/06                                  100,000           102,594
   Cleveland, OH, Municipal
     School District, (FGIC
     Insured), 5.000%, 12/01/20                              140,000           143,293
   Columbus, OH, Linden
     Elementary Construction
     (FSA Insured), 5.500%,
     12/01/21                                                100,000           106,431
   Dayton, OH, City School
     District, (FGIC Insured),
     3.250%, 12/01/10                                        100,000            98,846
   Delaware, OH, City School
     District, GO (MBIA
     Insured), 5.000%, 12/04/20                              250,000           257,038
   Fairfield, OH, (FGIC Insured)
     0.000%, 12/01/11*                                       100,000            74,139
   Gallia County, OH, 5.000%,
     3/01/04                                                       0                 0
   Green Local, OH, (AMBAC
     Insured) Insured, 4.600%,
     12/01/11                                                100,000           104,010
   Indiana Valley, OH, (AMBAC
     Insured), 5.500%, 12/01/06                               50,000            53,243
   Kings Local, OH, 6.400%,
     12/01/13                                                150,000           178,176
   Lakota, OH, 6.250%, 12/01/14                              100,000           106,063
   Louisville Local, OH, (FGIC
     Insured) 0.000%, 12/01/05*                              200,000           194,224
   Loveland, OH, 4.400%,
     12/01/08                                                100,000           105,226
   Mason, OH, 4.000%,
     12/01/06                                                200,000           207,424
   Northwestern, OH, 4.650%,
     12/01/06                                                105,000           109,680

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MUNICIPAL INCOME
SECURITIES - BONDS                                           FACE       DOLLAR VALUE
------------------                                           ----       ------------
SCHOOL DISTRICT, CONTINUED
   Sycamore, OH, Community
     (AMBAC Insured),
     4.600%, 12/01/11                                        100,000           104,034
   Sycamore, OH, Community
     Unlimited, 5.375%, 12/01/13                             100,000           110,807
   West Geauga, OH, (AMBAC
     Insured), 5.450%, 11/01/04                               50,000            50,666
                                                                       ---------------
     TOTAL SCHOOL DISTRICT: 25.9%                                      $     2,311,200

SPECIAL ASSESSMENT BONDS
   Toledo-Lucas County Ohio
     Port Authority Crocker Park
     Public Improvement Project,
     2.625%, Due 12/01/07                                    200,000           192,628
                                                                       ---------------
     TOTAL SCHOOL DISTRICT: 2.2%                                       $       192,628

   State Agency Ohio State
     Building Authority, Adult
     Correctional-Series A,
     5.500%, 10/01/10                                        100,000           110,753
   Ohio State Building Authority,
     (AMBAC Insured), 5.375%,
     10/01/11                                                150,000           163,107
   Ohio State Building Authority,
     Juvenile Correction Facilities,
     4.375%, 10/01/12                                        100,000           103,177
   Ohio State Building Authority,
     9.750%, 10/01/05                                         75,000            79,429
   Ohio State Building Authority,
     Ohio Center For The Arts,
     5.450%, 10/01/07                                        100,000           108,301
   Ohio State Building Authority,
     Toledo Government Center,
     9.750%, 10/01/05                                        200,000           214,608
   Ohio State Housing Finance
     Authority (GNMA)
     Collateral, 5.100%, 9/01/17                             195,000           199,202
   State of Ohio Parks and
     Recreation Bonds, 4.350%,
     12/01/11                                                100,000           103,953
   Ohio State Elementary and
     Secondary Education, (FSA
     Insured), 5.000%, 12/01/07                              100,000           107,225
   Ohio State Public Facilities
     Commission, (MBIA
     Insured), 4.700%, 06/01/11                              100,000           106,899
                                                                       ---------------
     TOTAL STATE AGENCY: 14.5%                                         $     1,296,654

TOTAL FIXED INCOME - MUNICIPAL
  BONDS: 97.0%                                                         $     8,667,596
  (MUNICIPAL BONDS IDENTIFIED
   COST $8,407,433)

CASH EQUIVALENTS
   Federated Ohio Municipal Cash
     Trust 0.76% yield**                                                       210,709
                                                                       ---------------
     TOTAL CASH EQUIVALENTS: 2.4%                                      $       210,709
       (CASH IDENTIFIED
         COST $210,709)

TOTAL PORTFOLIO VALUE: 99.4%                                           $     8,878,305
   (TOTAL PORTFOLIO IDENTIFIED COST $8,618,142)
   Other Assets Less Liabilities: 0.6%                                 $        52,231
                                                                       ---------------
TOTAL NET ASSETS: 100.0%                                               $     8,930,536

 *  Non-income producing security.
** Variable rate security, the coupon rate shown represents the rate at June 30, 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JOHNSON MUTUAL FUNDS                                  JUNE 30, 2004 -- UNAUDITED

STATEMENT OF ASSETS AND LIABILITIES

                                                                    STOCK FUNDS                              BOND FUNDS
                                                  ----------------------------------------------   ------------------------------
                                                                                                      FIXED           MUNICIPAL
                                                     GROWTH         OPPORTUNITY       REALTY          INCOME           INCOME
                                                      FUND             FUND            FUND            FUND             FUND
                                                  -------------    -------------   -------------   -------------    -------------
ASSETS:
   Investment Securities at Market Value*         $  48,967,678    $  77,148,893   $  18,408,775   $  50,535,088    $   8,878,305
   Dividends and Interest Receivable              $      48,326    $      60,916   $      88,143   $     543,202    $      56,985
   Securities Sold Receivable                     $           0    $           0   $      59,729   $           0    $           0
                                                  -------------    -------------   -------------   -------------    -------------
         TOTAL ASSETS                             $  49,016,004    $  77,209,809   $  18,556,647   $  51,078,290    $   8,935,290

LIABILITIES:
   Accrued Management Fees                        $      37,981    $      58,930   $      14,454   $      35,606    $       4,754
   Securities Purchased Payable                   $           0    $           0   $           0   $           0    $           0
   Fund Shares Redeemed Payable                   $           0    $           0   $           0   $           0    $           0
                                                  -------------    -------------   -------------   -------------    -------------
         TOTAL LIABILITIES                        $      37,981    $      58,930   $      14,454   $      35,606    $       4,754

NET ASSETS                                        $  48,978,023    $  77,150,879   $  18,542,193   $  51,042,684    $   8,930,536

NET ASSETS CONSIST OF:
   Paid in Capital (see accompanying note #2)     $  47,212,843    $  61,202,125   $  13,233,770   $  50,262,535    $   8,693,482
   Undistributed Net Investment Income (Loss)     $     109,594    $      56,510   $      60,275   $     (39,554)   $       5,667
   Undistributed Net Realized Gain (Loss)
     from Security Transactions                   $  (2,956,210)   $   6,759,462   $   1,382,872   $     165,894    $     (28,776)
   Net Unrealized Gain (Loss) on Investments      $   4,611,796    $   9,132,782   $   3,865,276   $     653,809    $     260,163
                                                  -------------    -------------   -------------   -------------    -------------
NET ASSETS                                        $  48,978,023    $  77,150,879   $  18,542,193   $  51,042,684    $   8,930,536
Shares Outstanding                                    2,098,959        2,424,631       1,098,037       3,189,402          554,256
OFFERING, REDEMPTION AND NET ASSET VALUE PER
   SHARE                                          $       23.33    $       31.82   $       16.89   $       16.00    $       16.11
*Identified Cost of Securities                    $  44,355,882    $  68,016,111   $  14,543,499   $  49,881,279    $   8,618,142

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

                                                                    STOCK FUNDS                              BOND FUNDS
                                                  ----------------------------------------------   ------------------------------
                                                                                                      FIXED           MUNICIPAL
                                                     GROWTH         OPPORTUNITY       REALTY          INCOME           INCOME
                                                      FUND             FUND            FUND            FUND             FUND
                                                  -------------    -------------   -------------   -------------    -------------
                                                  PERIOD ENDED     PERIOD ENDED    PERIOD ENDED    PERIOD ENDED     PERIOD ENDED
                                                   6/30/2004        6/30/2004       6/30/2004       6/30/2004        6/30/2004
                                                  -------------    -------------   -------------   -------------    -------------
INVESTMENT INCOME:
   Interest                                       $       7,243    $       3,635   $       1,155   $   1,032,070    $     175,446
   Dividends                                      $     334,407    $     409,948   $     528,757   $      64,984    $           0
                                                  -------------    -------------   -------------   -------------    -------------
     TOTAL INVESTMENT INCOME                      $     341,650    $     413,583   $     529,912   $   1,097,054    $     175,446

EXPENSES:
   Gross Management Fee                           $     243,745    $     376,045   $     103,222   $     249,511    $      46,357
   Management Fee Waiver (See accompanying
     note #3)                                     $     (12,187)   $     (18,802)  $      (5,161)  $     (37,427)   $     (16,225)
                                                  -------------    -------------   -------------   -------------    -------------
     TOTAL EXPENSES                               $     231,558    $     357,243   $      98,061   $     212,084    $      30,132

NET INVESTMENT INCOME (LOSS)                      $     110,092    $      56,340   $     431,851   $     884,970    $     145,314

REALIZED AND UNREALIZED GAINS (LOSSES):
   Net Realized Gain (Loss) from Security
     Transactions                                 $     922,923    $   7,186,980   $   2,157,029   $     218,691    $         821
   Net Unrealized Gain (Loss) on Investments      $     756,262    $  (3,162,135)  $  (1,503,303)  $  (1,165,925)   $    (222,747)
                                                  -------------    -------------   -------------   -------------    -------------

NET GAIN (LOSS) ON INVESTMENTS                    $   1,679,185    $   4,024,845   $     653,726   $    (947,234)   $    (221,926)

NET INCREASE (DECREASE) IN ASSETS FROM
   OPERATIONS                                     $   1,789,277    $   4,081,185   $   1,085,577   $     (62,264)   $     (76,612)

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                                            STOCK FUNDS
                                    --------------------------------------------------------------------------------------------
                                             GROWTH FUND                  OPPORTUNITY FUND                  REALTY FUND
                                    ----------------------------    ----------------------------    ----------------------------
                                    PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                     6/30/2004       12/31/2003      6/30/2004       12/31/2003      6/30/2004       12/31/2003
                                    ------------    ------------    ------------    ------------    ------------    ------------
OPERATIONS:
   Net Investment Income            $    110,092    $    235,341    $     56,340    $     73,730    $    431,851    $    779,583
   Net Realized Gain (Loss) from
     Security Transactions          $    922,923    $   (697,909)   $  7,186,980    $  4,071,128    $  2,157,029    $    232,870
   Net Unrealized Gain (Loss)
     on Investments                 $    756,262    $  9,558,654    $ (3,162,135)   $ 14,964,398    $ (1,503,303)   $  5,025,969
                                    ------------    ------------    ------------    ------------    ------------    ------------
     NET INCREASE (DECREASE) IN
       ASSETS FROM OPERATIONS       $  1,789,277    $  9,096,086    $  4,081,185    $ 19,109,256    $  1,085,577    $  6,038,422

DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income            $        (31)   $   (235,790)   $         (2)   $    (73,557)   $   (371,578)   $   (779,581)
   Net Realized Gain from
     Security Transactions          $          0    $          0    $          0    $          0    $          0    $          0
                                    ------------    ------------    ------------    ------------    ------------    ------------
     NET (DECREASE) IN ASSETS
       FROM DISTRIBUTIONS           $        (31)   $   (235,790)   $         (2)   $    (73,557)   $   (371,578)   $   (779,581)

CAPITAL SHARE TRANSACTIONS:
   Proceeds From Sale of Shares     $  3,360,181    $  6,280,379    $  4,192,353    $  6,263,030    $    460,830    $  6,735,299
   Net Asset Value of Shares
     Issued on Reinvestment
     of Distributions               $          0    $    184,151    $          0    $     24,386    $     77,181    $    134,068
   Cost of Shares Redeemed          $ (4,925,860)   $ (7,727,550)   $ (4,657,079)   $ (7,050,070)   $ (5,715,640)   $ (5,424,394)
                                    ------------    ------------    ------------    ------------    ------------    ------------
     NET INCREASE (DECREASE)
       IN ASSETS FROM CAPITAL
       SHARE TRANSACTIONS           $ (1,565,679)   $ (1,263,020)   $   (464,726)   $   (762,654)   $ (5,177,629)   $  1,444,973

NET CHANGE IN NET ASSETS            $    223,567    $  7,597,276    $  3,616,457    $ 18,273,045    $ (4,463,630)   $  6,703,814

Net Assets at Beginning of Period   $ 48,754,456    $ 41,157,180    $ 73,534,422    $ 55,261,377    $ 23,005,823    $ 16,302,009

NET ASSETS AT END OF PERIOD         $ 48,978,023    $ 48,754,456    $ 77,150,879    $ 73,534,422    $ 18,542,193    $ 23,005,823

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                                           BOND FUNDS
                                                              --------------------------------------------------------------------
                                                                     FIXED INCOME FUND                 MUNICIPAL INCOME FUND
                                                              --------------------------------    --------------------------------
                                                               PERIOD ENDED       YEAR ENDED       PERIOD ENDED       YEAR ENDED
                                                                 6/30/2004        12/31/2003        6/30/2004         12/31/2003
                                                              --------------    --------------    --------------    --------------
OPERATIONS:
   Net Investment Income                                      $      884,970    $    1,945,276    $      145,314    $      318,096
   Net Realized Gain (Loss) from Security Transactions        $      218,691    $      663,662    $          821    $      (26,952)
   Net Unrealized Gain (Loss) on Investments                  $   (1,165,925)   $   (1,012,075)   $     (222,747)   $      (32,891)
                                                              --------------    --------------    --------------    --------------
     NET INCREASE (DECREASE) IN ASSETS FROM OPERATIONS        $      (62,264)   $    1,596,863    $      (76,612)   $      258,253

DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income                                      $     (924,360)   $   (1,956,281)   $     (139,544)   $     (318,199)
   Net Realized Gain from Security Transactions               $            0    $            0    $            0    $            0
                                                              --------------    --------------    --------------    --------------
     NET (DECREASE) IN ASSETS FROM DISTRIBUTIONS              $     (924,360)   $   (1,956,281)   $     (139,544)   $     (318,199)

CAPITAL SHARE TRANSACTIONS:
   Proceeds From Sale of Shares                               $    5,754,953    $   21,684,245    $      624,291    $    1,087,635
   Net Asset Value of Shares Issued on Reinvestment of
     Dividends/Gains                                          $      368,415    $      860,434    $       15,950    $       37,495
   Cost of Shares Redeemed                                    $   (3,302,668)   $  (18,942,472)   $     (985,018)   $   (1,026,543)
                                                              --------------    --------------    --------------    --------------
     NET INCREASE IN ASSETS FROM CAPITAL SHARE TRANSACTIONS   $    2,820,700    $    3,602,207    $     (344,777)   $       98,587

NET CHANGE IN NET ASSETS                                      $    1,834,076    $    3,242,789    $     (560,933)   $       38,641

Net Assets at Beginning of Period                             $   49,208,608    $   45,965,819    $    9,491,469    $    9,452,828

NET ASSETS AT END OF PERIOD                                   $   51,042,684    $   49,208,608    $    8,930,536    $    9,491,469

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                                 GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE GROWTH FUND:

                                                   UNAUDITED                       YEAR ENDED DECEMBER 31
                                                   1/1/04 TO    ------------------------------------------------------------
                                                    6/30/04       2003         2002         2001         2000         1999
                                                   ---------    --------     --------     --------     --------     --------
Net Asset Value Beginning of Period                $   22.50    $  18.50     $  25.58     $  29.28     $  33.86     $  30.98

OPERATIONS:
   Net Investment Income                           $    0.00    $   0.11     $   0.07     $   0.02     $   0.02     $   0.02
   Net Gains (Losses) on Securities (Realized &
     Unrealized)                                   $    0.83    $   4.00     $  (7.08)    $  (3.70)    $  (4.58)    $   3.48
                                                   ---------    --------     --------     --------     --------     --------
TOTAL OPERATIONS                                   $    0.83    $   4.11     $  (7.01)    $  (3.68)    $  (4.56)    $   3.50

DISTRIBUTIONS:
   Dividends from Net Investment Income            $    0.00    $  (0.11)    $  (0.07)    $  (0.02)    $  (0.02)    $  (0.02)
   Distributions from Net Realized Capital Gains   $    0.00    $   0.00     $   0.00     $   0.00     $   0.00     $  (0.60)
                                                   ---------    --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS                                $    0.00    $  (0.11)    $  (0.07)    $  (0.02)    $  (0.02)    $  (0.62)
Net Asset Value End of Period                      $   23.33    $  22.50     $  18.50     $  25.58     $  29.28     $  33.86
TOTAL RETURN                                            3.69%      22.21%      (27.42%)     (12.58%)     (13.47%)      11.31%
Net Assets, End of Period (Millions)               $   48.98    $  48.75     $  41.16     $  52.49     $  55.97     $  62.02

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
     Average Net Assets before Waiver (2)               1.00%       1.00%        1.00%        1.00%        1.00%        1.00%
     Average Net Assets after Waiver (2)                0.95%       0.95%        0.95%        0.95%        0.95%        0.95%
   Ratio of Net Investment Income to
     Average Net Assets before Waiver (2)               0.40%       0.49%        0.25%        (.01%)       0.01%        0.02%
     Average Net Assets after Waiver (2)                0.45%       0.54%        0.30%        0.04%        0.06%        0.07%
Portfolio Turnover Rate                                29.58%      64.36%       49.39%       37.08%       32.03%       29.84%

(1) The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2006. (See accompanying note #3)

(2) Ratios annualized in 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                            OPPORTUNITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE OPPORTUNITY
FUND:

                                                   UNAUDITED                       YEAR ENDED DECEMBER 31
                                                   1/1/04 TO    ------------------------------------------------------------
                                                    6/30/04       2003         2002         2001         2000         1999
                                                   ---------    --------     --------     --------     --------     --------
Net Asset Value Beginning of Period                $   30.12    $  22.37     $  28.53     $  33.63     $  33.40     $  31.10

OPERATIONS:
   Net Investment Income                           $    0.00    $   0.03     $   0.05     $  (0.03)    $  (0.06)    $  (0.02)
   Net Gains (Losses) on Securities (Realized &
     Unrealized)                                   $    1.70    $   7.75     $  (6.16)    $  (5.07)    $   2.22     $   3.94
                                                   ---------    --------     --------     --------     --------     --------
TOTAL OPERATIONS                                   $    1.70    $   7.78     $  (6.11)    $  (5.10)    $   2.16     $   3.92

DISTRIBUTIONS:
   Dividends from Net Investment Income            $    0.00    $  (0.03)    $  (0.05)    $   0.00     $   0.00     $   0.00
   Distributions from Net Realized Capital Gains   $    0.00    $   0.00     $   0.00     $   0.00     $  (1.93)    $  (1.62)
                                                   ---------    --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS                                $    0.00    $  (0.03)    $  (0.05)    $   0.00     $  (1.93)    $  (1.62)

Net Asset Value End of Period                      $   31.82    $  30.12     $  22.37     $  28.53     $  33.63     $  33.40
TOTAL RETURN                                            5.64%      34.78%      (21.42%)     (15.17%)       6.34%       12.65%
Net Assets, End of Period (Millions)               $   77.15    $  73.53     $  55.26     $  68.82     $  75.51     $  62.78

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
     Average Net Assets before Waiver (2)               1.00%       1.00%        1.00%        1.00%        1.00%        1.00%
     Average Net Assets after Waiver (2)                0.95%       0.95%        0.95%        0.95%        0.95%        0.95%
   Ratio of Net Investment Income to
     Average Net Assets before Waiver (2)               0.10%       0.07%        0.13%       (0.16%)      (0.24%)      (0.13%)
     Average Net Assets after Waiver (2)                0.15%       0.12%        0.18%       (0.11%)      (0.19%)      (0.08%)
Portfolio Turnover Rate                                45.88%     164.84%       61.32%       46.30%       34.06%       40.71%

(1) The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2006. (See accompanying note #3)

(2) Ratios annualized in 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                                 REALTY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE REALTY FUND:

                                                   UNAUDITED                       YEAR ENDED DECEMBER 31
                                                   1/1/04 TO    ------------------------------------------------------------
                                                    6/30/04       2003         2002         2001         2000         1999
                                                   ---------    --------     --------     --------     --------     --------
Net Asset Value Beginning of Period                $   16.36    $  12.67     $  12.83     $  12.88     $  10.72     $  11.54

OPERATIONS:
   Net Investment Income                           $    0.32    $   0.72     $   0.63     $   0.64     $   0.61     $   0.54
   Net Return of Capital                           $    0.00    $   0.19     $   0.07     $   0.05     $   0.05     $   0.11
   Net Gains (Losses) on Securities (Realized &
     Unrealized)                                   $    0.53    $   3.50     $  (0.22)    $  (0.10)    $   2.11     $  (0.93)
                                                   ---------    --------     --------     --------     --------     --------
TOTAL OPERATIONS                                   $    0.85    $   4.41     $   0.48     $   0.59     $   2.77     $  (0.28)

DISTRIBUTIONS:
   Dividends from Net Investment Income            $   (0.32)   $  (0.72)    $  (0.63)    $  (0.64)    $  (0.61)    $  (0.54)
   Distributions from Return of Capital            $    0.00    $   0.00     $   0.00     $   0.00     $   0.00     $   0.00
   Distributions from Net Realized Capital Gains   $    0.00    $   0.00     $   0.00     $   0.00     $   0.00     $   0.00
                                                   ---------    --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS                                $   (0.32)   $  (0.72)    $  (0.63)    $  (0.64)    $  (0.61)    $  (0.54)
Net Asset Value End of Period                      $   16.89    $  16.36     $  12.67     $  12.83     $  12.88     $  10.72
TOTAL RETURN                                            5.17%      34.23%        3.50%        4.75%       26.22%       (2.47%)
Net Assets, End of Period (Millions)               $   18.54    $  23.01     $  16.30     $   9.26     $   8.47     $   5.86

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
     Average Net Assets before Waiver (2)               1.00%       1.00%        1.00%        1.00%        1.00%        1.00%
     Average Net Assets after Waiver (2)                0.95%       0.95%        0.95%        0.95%        0.95%        0.95%
   Ratio of Net Investment Income to
     Average Net Assets before Waiver (2)               4.08%       3.88%        5.05%        5.05%        5.25%        4.88%
     Average Net Assets after Waiver (2)                4.13%       3.93%        5.10%        5.10%        5.30%        4.93%
Portfolio Turnover Rate                                19.37%      24.93%       11.77%        7.36%        0.86%       11.21%

(1) The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2006. (See accompanying note #3)

(2) Ratios annualized in 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                           FIXED INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE FIXED INCOME
FUND:

                                                   UNAUDITED                       YEAR ENDED DECEMBER 31
                                                   1/1/04 TO    ------------------------------------------------------------
                                                    6/30/04       2003         2002         2001         2000         1999
                                                   ---------    --------     --------     --------     --------     --------
Net Asset Value Beginning of Period                $   16.32    $  16.43     $  15.60     $  15.48     $  14.93     $  16.36

OPERATIONS:
   Net Investment Income                           $    0.30    $   0.67     $   0.72     $   0.82     $   0.86     $   0.81
   Net Gains (Losses) on Securities (Realized &
     Unrealized)                                   $   (0.32)   $  (0.11)    $   0.83     $   0.12     $   0.55     $  (1.41)
                                                   ---------    --------     --------     --------     --------     --------
TOTAL OPERATIONS                                   $   (0.02)   $   0.56     $   1.55     $   0.94     $   1.41     $  (0.60)

DISTRIBUTIONS:
   Dividends from Net Investment Income            $   (0.30)   $  (0.67)    $  (0.72)    $  (0.82)    $  (0.86)    $  (0.81)
   Distributions from Net Realized Capital Gains   $    0.00    $   0.00     $   0.00     $   0.00     $   0.00     $  (0.02)
                                                   ---------    --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS                                $   (0.30)   $  (0.67)    $  (0.72)    $  (0.82)    $  (0.86)    $  (0.83)
Net Asset Value End of Period                      $   16.00    $  16.32     $  16.43     $  15.60     $  15.48     $  14.93
TOTAL RETURN                                           (0.14%)      3.44%       10.16%        6.11%        9.76%       (3.68%)
Net Assets, End of Period (Millions)               $   51.04    $  49.21     $  45.97     $  39.52     $  34.53     $  30.37

RATIOS AFTER FEE WAIVERS: (1)
   Ratio of Expenses to
     Average Net Assets before Waiver (2)               1.00%       1.00%        1.00%        1.00%        1.00%        1.00%
     Average Net Assets after Waiver (2)                0.85%       0.85%        0.85%        0.85%        0.85%        0.85%
   Ratio of Net Investment Income to
     Average Net Assets before Waiver (2)               3.37%       3.92%        4.44%        5.04%        5.62%        5.30%
     Average Net Assets after Waiver (2)                3.52%       4.07%        4.59%        5.19%        5.77%        5.45%
Portfolio Turnover Rate                                17.85%      31.03%       32.03%       22.72%       29.16%       13.66%

(1) The Adviser waived the maximum 1.00% management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2006. (See accompanying note #3)

(2) Ratios annualized in 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                                       MUNICIPAL INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE MUNICIPAL INCOME FUND:

                                                   UNAUDITED                       YEAR ENDED DECEMBER 31
                                                   1/1/04 TO    ------------------------------------------------------------
                                                    6/30/04       2003         2002         2001         2000         1999
                                                   ---------    --------     --------     --------     --------     --------
Net Asset Value Beginning of Period                $   16.49    $  16.61     $  15.90     $  15.79     $  15.18     $  15.99

OPERATIONS:
   Net Investment Income                           $    0.25    $   0.56     $   0.58     $   0.63     $   0.65     $   0.60
   Net Gains (Losses) on Securities (Realized &
     Unrealized)                                   $   (0.38)   $  (0.12)    $   0.71     $   0.10     $   0.61     $  (0.80)
                                                   ---------    --------     --------     --------     --------     --------
TOTAL OPERATIONS                                   $   (0.13)   $   0.44     $   1.29     $   0.73     $   1.26     $  (0.20)

DISTRIBUTIONS:
   Dividends from Net Investment Income (1)        $   (0.25)   $  (0.56)    $  (0.58)    $  (0.62)    $  (0.65)    $  (0.60)
   Distributions from Net Realized Capital Gains   $    0.00    $   0.00     $   0.00     $   0.00     $   0.00     $  (0.01)
                                                   ---------    --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS                                $   (0.25)   $  (0.56)    $  (0.58)    $  (0.62)    $  (0.65)    $  (0.61)
Net Asset Value End of Period                      $   16.11    $  16.49     $  16.61     $  15.90     $  15.79     $  15.18
TOTAL RETURN                                           (0.80%)      2.67%        8.23%        4.66%        8.48%       (1.24%)
Net Assets, End of Period (Millions)               $    8.93    $   9.49     $   9.45     $   7.88     $   6.06     $   5.15

RATIOS AFTER FEE WAIVERS: (2)
   Ratio of Expenses to
     Average Net Assets before Waiver (3)               1.00%       1.00%        1.00%        1.00%        1.00%        1.00%
     Average Net Assets after Waiver (3)                0.95%       0.65%        0.65%        0.65%        0.65%        0.65%
   Ratio of Net Investment Income to
     Average Net Assets before Waiver (3)               2.78%       3.02%        3.29%        3.62%        3.95%        3.68%
     Average Net Assets after Waiver (3)                3.13%       3.37%        3.64%        3.97%        4.30%        4.03%
Portfolio Turnover Rate                                 4.69%       3.82%        3.01%        5.57%        0.00%        8.44%

(1) All distributions are Federally tax exempt.

(2) The Adviser waived the 1.00% maximum management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2006. (See accompanying note #3)

(3) Ratios annualized in 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS                                      UNAUDITED

1) ORGANIZATION:

The Growth Fund, Fixed Income Fund, Opportunity Fund, Municipal Income Fund, and the Realty Fund (each individually a "Fund" and collectively the "Funds") are each series of the Johnson Mutual Funds Trust (the "Trust"), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Trust was established as an Ohio business trust under Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Opportunity and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Growth Fund, Fixed Income Fund, Opportunity Fund, and the Realty Fund are diversified series of the Trust while the Municipal Income Fund is a non-diversified series of the Trust.

The investment objective of the Growth Fund is long term capital growth. The investment objective of the Opportunity Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invests primarily in real estate related equity securities.

2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

SECURITY VALUATION AND TRANSACTIONS:

The investments in securities are carried at market value. The prices (net asset values) of the shares of each Fund are determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES ON INVESTMENT
SECURITIES:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Gains and losses on sales of investments are calculated using the specific identification method.

INCOME TAXES:

It is the Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

DISTRIBUTIONS:

Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to realized gains and/or paid-in-capital.

Distribution to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

3) INVESTMENT ADVISORY AGREEMENT:

The investment advisory agreement provides that Johnson Investment Counsel, Inc. (the Adviser) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Growth Fund, Opportunity Fund and Realty Fund paid the Adviser a management fee at the annual rate of 0.95% of each Fund's average daily net assets, which was accrued daily and paid monthly. The Fixed Income Fund paid the Adviser a management fee at the annual rate of 0.85% of the Fund's average daily net assets, and the Municipal Income Fund paid the Adviser a management fee at the annual rate of 0.65% of the Fund's average daily net assets, both of which are accrued daily and paid monthly.

The Adviser received management fees for the period January 1 - June 30, 2004 as indicated below. These fees are after the Adviser waived part of the management fees on each of the Funds from the maximum of 1.00% to the effective fee ratios listed below. The Adviser intends the fee waivers to be permanent, although the Adviser has the right to remove these fee waivers any time after April 30, 2006.

                                                                FEE             EFFECTIVE         MANAGEMENT
      FUND                                     FEE             WAIVER           FEE RATIO            FEE
      ----                                     ---             ------           ---------         ----------
      Growth Fund                              1.00%            0.05%             0.95%           $  231,558
      Opportunity Fund                         1.00%            0.05%             0.95%           $  357,243
      Realty Fund                              1.00%            0.05%             0.95%           $   98,061
      Fixed Income Fund                        1.00%            0.15%             0.85%           $  212,084
      Municipal Income Fund                    1.00%            0.35%             0.65%           $   30,132

The above description applies to the investment advisory agreements in effect prior to December 18, 2001, as well as those in effect on or after that date. On December 18, 2001, the shareholders approved new agreements between the Adviser and the respective Funds after the acquisition of the assets of the Johnson Investment Counsel, Inc. by a corporation formed by a group of its employees. The new agreements are identical in all material aspects to the old agreements, with the exception of the dates of execution, effectiveness and termination.

4) RELATED PARTY TRANSACTIONS:

All officers and one Trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. There are three independent Trustees. Each of the three independent Trustees received compensation during the 6 months ending June 30, 2004 of $3,000 for his responsibilities as Trustee and has received no additional compensation from the Trust. Total Compensation for the Trustees, as a group, was $9,000 for the period and as a group they received no additional compensation from the Trust. The Trust consists of eight
Funds: Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III.

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2004, Johnson Investment Counsel, Inc., and entities that the Adviser could be deemed to control or have discretion over, owned in aggregate more than 25% of the Growth Fund, Opportunity Fund, Realty Fund, Fixed Income Fund, and the Municipal Income Fund.

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

5) PURCHASES AND SALES OF SECURITIES:

During January 1 through June 30, 2004, purchases and sales of investment securities aggregated:

                                            INVESTMENT SECURITIES OTHER THAN
                                               SHORT TERM INVESTMENTS AND
                                               U.S. GOVERNMENT OBLIGATIONS                 U.S. GOVERNMENT OBLIGATIONS
                                           ----------------------------------           ---------------------------------
      FUND                                   PURCHASES               SALES               PURCHASES               SALES
      ----                                 ------------          ------------           ------------          -----------
      Growth Fund                          $ 14,299,690          $ 15,547,825           $          0          $         0
      Opportunity Fund                     $ 34,530,508          $ 34,880,156           $          0          $         0
      Realty Fund                          $  4,005,468          $  8,379,879           $          0          $         0
      Fixed Income Fund                    $  2,093,615          $  3,448,275           $ 12,717,370          $ 5,006,523
      Municipal Income Fund                $    416,523          $    567,563           $          0          $         0

6) CAPITAL SHARE TRANSACTIONS:

As of June 30, 2004, there were an unlimited number of capital shares authorized. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder's check or wire and application in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written or telephone request in proper form.

CAPITAL SHARE TRANSACTIONS FOR THE PERIOD JANUARY 1 -- JUNE 30, 2004:

                                                                                                FIXED        MUNICIPAL
                                                     GROWTH       OPPORTUNITY     REALTY        INCOME        INCOME
                                                      FUND           FUND          FUND          FUND          FUND
                                                    ---------     -----------    ---------   -----------     ---------
      Shares Sold to Investors                        147,379        132,786        26,957       353,516       38,140
      Shares Issued on Reinvestment Dividends               0              0         4,483        22,747          980
                                                    ---------      ---------     ---------     ---------      -------
      Subtotal                                        147,379        132,786        31,440       376,263       39,120
      Shares Redeemed                                (215,072)      (149,832)     (339,480)     (202,090)     (60,369)
                                                    ---------      ---------     ---------     ---------      -------
      Net Increase/Decrease During Period             (67,693)       (17,046)     (308,040)      174,173      (21,249)
      SHARES OUTSTANDING:
      December 31, 2003 (Beginning of Period)       2,166,652      2,441,677     1,406,077     3,015,229      575,505
      JUNE 30, 2004 (END OF PERIOD)                 2,098,959      2,424,631     1,098,037     3,189,402      554,256

7) SECURITY TRANSACTIONS:

For Federal income tax purposes, the cost of investments owned and the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), as of June 30, 2004 was as follows:

                                                                                                              NET
                                          COST OF                                                       APPRECIATION
      FUND                               SECURITIES         APPRECIATION         (DEPRECIATION)         (DEPRECIATION)
      ----                               ----------         ------------         --------------         --------------
      Growth Fund                       $ 44,355,883        $  6,462,779         $  (1,850,983)          $  4,611,796
      Opportunity Fund                  $ 68,016,111        $ 11,281,101         $  (2,148,319)          $  9,132,782
      Realty Fund                       $ 14,440,630        $  3,995,610         $    (130,334)          $  3,865,276
      Fixed Income Fund                 $ 49,881,279        $  1,182,056         $    (528,247)          $    653,809
      Municipal Income Fund             $  8,618,143        $    292,705         $     (32,542)          $    260,163

8) ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9) NET INVESTMENT INCOME AND NET REALIZED CAPITAL LOSSES:

As of June 30, 2004, the net investment income of the Realty Fund includes estimated return of capital.

As of December 31, 2003, the Growth Fund had accumulated net realized capital loss carryovers of ($474,319) expiring in 2008, ($84,431) expiring in 2009, ($2,622,476) expiring in 2010 and ($689,863) expiring in 2011. To the extent that the Growth Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2003, the Opportunity Fund had accumulated net realized capital loss carryovers of ($427,519) expiring 2010. To the extent that the Opportunity Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2003, the Realty Fund had accumulated net realized capital loss carryovers of ($79,182) expiring in 2007, ($70,911) expiring in 2008, ($180,838) expiring in 2009 and ($423,287) expiring in 2010. To the extent that the Realty Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2003, the Fixed Income Fund had accumulated net realized capital loss carryovers of ($52,797) expiring in 2009. To the extent that the Fixed Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2003, the Municipal Income Fund had accumulated net realized capital loss carryovers of ($247) expiring in 2009 ($2,398) expiring in 2010 and ($26,952) expiring in 2011. To the extent that the Municipal Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

10) DISTRIBUTIONS TO SHAREHOLDERS:

JOHNSON GROWTH FUND

The tax character of distributions paid is as follows:

                                                                                                2004           2003
                                                                                               ------         -------
      Distributions paid from:
         Undistributed Ordinary Income                                                              0         235,790
         Undistributed Long-Term Capital Gain                                                       0               0
         Undistributed Short-Term Capital Gain                                                      0               0
                                                                                               ------         -------
      Total distribution paid                                                                       0         235,790

As of December 31, 2003, the components of distributable earnings deficit on a tax basis were as follows:

      Undistributed Ordinary Income/(Accumulated Loss)                                                           (448)
      Undistributed Long-Term Capital Gain/(Loss)                                                          (3,871,089)
      Unrealized Appreciation/(Depreciation)                                                                3,847,490
                                                                                                           ----------
      Total distributable earnings deficit on a tax basis                                                     (24,047)

JOHNSON OPPORTUNITY FUND

The tax character of distributions paid is as follows:

                                                                                                2004           2003
                                                                                               ------         -------
      Distributions paid from:
         Undistributed Ordinary Income                                                              0          73,557
         Undistributed Long-Term Capital Gain                                                       0               0
         Undistributed Short-Term Capital Gain                                                      0               0
                                                                                               ------         -------
      Total distribution paid                                                                       0          73,557

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income/(Accumulated Loss)                                                            174
      Undistributed Long-Term Capital Gain/(Loss)                                                            (427,519)
      Unrealized Appreciation/(Depreciation)                                                               12,294,918
                                                                                                           ----------
      Total distributable earnings on a tax basis                                                          11,867,573

JOHNSON REALTY FUND

The tax character of distributions paid is as follows:

                                                                                               2004            2003
                                                                                              -------         -------
      Distributions paid from:
         Undistributed Ordinary Income                                                        371,577         779,581
         Undistributed Long-Term Capital Gain                                                       0               0
         Undistributed Short-Term Capital Gain                                                      0               0
                                                                                              -------         -------
      Total distribution paid                                                                 371,577         779,581

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income/(Accumulated Loss)                                                              1
      Undistributed Long-Term Capital Gain/(Loss)                                                            (754,218)
      Unrealized Appreciation/(Depreciation)                                                                5,348,640
                                                                                                            ---------
      Total distributable earnings on a tax basis                                                           4,594,423

JOHNSON FIXED INCOME FUND

The tax character of distributions paid is as follows:

                                                                                               2004            2003
                                                                                              -------       ---------
      Distributions paid from:
         Undistributed Ordinary Income                                                        924,332       1,956,281
         Undistributed Long-Term Capital Gain                                                       0               0
         Undistributed Short-Term Capital Gain                                                      0               0
                                                                                              -------       ---------
      Total distribution paid                                                                 924,332       1,956,281

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income/(Accumulated Loss)                                                           (164)
      Undistributed Long-Term Capital Gain/(Loss)                                                             (52,797)
      Unrealized Appreciation/(Depreciation)                                                                1,819,735
                                                                                                            ---------
      Total distributable earnings on a tax basis                                                           1,766,774

JOHNSON MUNICIPAL INCOME FUND

The tax character of distributions paid is as follows:

                                                                                               2004            2003
                                                                                              -------         -------
      Distributions paid from:
         Undistributed Ordinary Income                                                        139,544         318,199
         Undistributed Long-Term Capital Gain                                                       0               0
         Undistributed Short-Term Capital Gain                                                      0               0
                                                                                              -------         -------
      Total distribution paid                                                                 139,544         318,199

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income/(Accumulated Loss)                                                           (103)
      Undistributed Long-Term Capital Gain/(Loss)                                                             (29,597)
      Unrealized Appreciation/(Depreciation)                                                                  482,910
                                                                                                              -------
      Total distributable earnings on a tax basis                                                             453,210

11) CODE OF ETHICS

The Trust's Code of Ethics is available on request without charge, please call for your copy at 513-661-3100 or 1-800-541-0170. Or write us at:

      Johnson Mutual Funds Trust
      3777 West Fork Road
      Cincinnati, Ohio 45247

12) PROXY DISCLOSURE

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the 12-month period ending June 30, 2004 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund's documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

13) CHANGE OF AUDITORS

On February 5, 2004, McCurdy & Associates CPA's Inc. ("McCurdy") notified the Funds of its intention to resign as the Funds' independent auditors upon selection of replacement auditors.

On February 25, 2004, the Funds' Audit Committee and Board of Directors selected Cohen McCurdy, Ltd. ("Cohen") to replace McCurdy as the Funds' auditors for the fiscal year ending December 31, 2004, to be effective upon the resignation of McCurdy.

On February 25, 2004, upon receipt of notice that Cohen was selected as the Funds' auditor, McCurdy, whose audit practice was acquired by Cohen, resigned as independent auditors to the Funds. McCurdy's reports on the Johnson Mutual Funds financial statements for the fiscal year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years stated above, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy, would have caused the Adviser to make reference to the subject matter of the disagreements in connection with its reports on the Funds' financial statements for such periods.

Neither the Funds nor anyone on its behalf consulted with Cohen on items which
(i) concerned the application of accounting principles to a specified transaction, wither completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              TRUSTEES AND OFFICERS
                   Timothy E. Johnson      Trustee, President
                        John W. Craig      Independent Trustee
                    Ronald H. McSwain      Independent Trustee
                     Kenneth S. Shull      Independent Trustee

                       Dale H. Coates      Vice President
                    Richard T. Miller      Vice President
                     David C. Tedford      Secretary
                      Marc E. Figgins      CFO, Treasurer

                       TRANSFER AGENT AND FUND ACCOUNTANT
                             Johnson Financial, Inc.
                               3777 West Fork Road
                             Cincinnati, Ohio 45247
                          (513) 661-3100 (800) 541-0170

                                    CUSTODIAN
                               The Provident Bank
                            Three East Fourth Street
                             Cincinnati, Ohio 45202

                                    AUDITORS
                               Cohen McCurdy, Ltd.
                        826 Westpoint Parkway, Suite 1250
                               Westlake, OH 44145

                                  LEGAL COUNSEL
                               Thompson Hine, LLP
                          312 Walnut Street, 14th Floor
                             Cincinnati, Ohio 45202


  This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

                                                Investment Company Act #811-7254

SEMI - ANNUAL REPORT                                   JUNE 30, 2004 - UNAUDITED


[JOHNSON MUTUAL FUNDS LOGO]


- JIC INSTITUTIONAL BOND FUND I
- JIC INSTITUTIONAL BOND FUND II
- JIC INSTITUTIONAL BOND FUND III


INVESTMENT ADVISER:

JOHNSON INVESTMENT COUNSEL, INC.
3777 WEST FORK ROAD
CINCINNATI, OHIO 45247
513-661-3100
800-541-0170

JOHNSON MUTUAL FUNDS                                   JUNE 30, 2004 - UNAUDITED


                                TABLE OF CONTENTS

Our Message to You                                                           1

PERFORMANCE REVIEW AND MANAGEMENT DISCUSSION
JIC Institutional Bond Fund I                                                2
JIC Institutional Bond Fund II                                               3
JIC Institutional Bond Fund III                                              4

PORTFOLIO OF INVESTMENTS
JIC Institutional Bond Fund I                                              5-6
JIC Institutional Bond Fund II                                             7-8
JIC Institutional Bond Fund III                                           9-10

Statement of Assets and Liabilities                                         11

Statement of Operations                                                     12

Statement of Change in Net Assets                                           13

FINANCIAL HIGHLIGHTS
JIC Institutional Bond Fund I                                               14
JIC Institutional Bond Fund II                                              15
JIC Institutional Bond Fund III                                             16

Notes to the Financial Statements                                        17-20

Trustees, Officers, Transfer Agent, Fund Accountant
Custodian, Auditors, Legal Counsel                                   Back Page

OUR MESSAGE TO YOU


                                 August 27, 2004


Dear Shareholder:

We are pleased to present you with the Johnson Institutional Mutual Funds' June 30, 2004 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The Federal Reserve Board increased the Federal Funds rate by .25% points to 1.25% on June 30 and followed this with another 25 basis point increase on August 10 to 1.50%. These increases represent the first rise in the Federal Funds rate since March 2000. While recent economic data suggests that recovery may be soft, the Fed has indicated that it "believes that, even after this action, the stance of monetary policy remains accommodative and, coupled with robust underlying growth in productivity, is providing ongoing support to economic activity." These increases in short-term rates were preceded by a significant rise in bond yields during the second quarter, as the 10-year Treasury Note yield rose from 3.84% to 4.58%. This increase in longer term interest rates caused moderate price declines in intermediate and longer term bond prices during the quarter. It is currently anticipated that Gross Domestic Product Growth in 2004 will increase at the highest rate since 1984. First-quarter growth was 4.50% although second quarter growth slowed to a rate of 3.00%, which was less than expected. We expect that a modest third-quarter reacceleration will be underway and that the second quarter results may just be a soft spot in the recovery.

Thank you for your continued confidence by selecting Johnson Mutual Funds to serve your financial needs. As always, please feel free to call us at
(513) 661-3100 or (800) 541-0170 with your comments or questions.

                                   Sincerely,

                                /s/ Tim Johnson

                                  PERFORMANCE REVIEW - JUNE 30, 2004 - UNAUDITED

JIC INSTITUTIONAL BOND FUND I

The JIC Institutional Bond Fund I had a total return of 0.04% for the first half of 2004 compared to -0.02% for the Merrill Lynch 1-3 Year Government Corporate Index. After posting decent gains in the first quarter, the bond market turned decidedly negative in the second quarter. In fact, the second quarter's -1.13% return was the worst quarter for the Index since its inception in 1986. This market pessimism was driven by expectations that the Federal Reserve would soon begin raising short-term interest rates. The Fed raised short-term interest rates 0.25% on June 30th and again on August 10th which is the beginning of what is likely to be many rate hikes over the foreseeable future.

We believe that Fund I is appropriately positioned for this Fed tightening cycle. The Fund has an emphasis on securities with superior yield to those in the Index which will help to cushion bond price declines as rates rise. This excess yield should assist the Fund's relative performance versus the Index, but it is important to note that absolute returns are likely to be quite modest for some time.

Fund I maintains its focus on high quality securities. Each security in the Fund is rated "A" or higher as indicated in the Quality Allocation Chart on this page. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

[CHART]

                 $10,000 INITIAL INVESTMENT SINCE INCEPTION (1)

                              MERRILL LYNCH
                    JIC         1-3 YEAR
               INSTITUTIONAL   GOV'T/CORP
                BOND FUND I      INDEX
               ----------------------------
2000  8/31/2000   10,000.00    10,000.00
      1/29/1993   10,173.33    10,000.00
      9/30/2000   10,054.70    10,078.00
     12/31/2000   10,323.14    10,347.00
-------------------------------------------
      3/31/2001   10,605.49    10,648.00
      6/30/2001   10,743.15    10,786.00
      9/30/2001   11,095.96    11,160.00
2001 12/31/2001   10,980.35    11,248.00
-------------------------------------------
      3/31/2002   10,863.89    11,246.00
      6/30/2002   11,122.98    11,521.00
      9/30/2002   11,439.42    11,794.00
2002 12/31/2002   11,654.82    11,934.00
-------------------------------------------
      3/31/2003   11,668.85    12,037.00
      6/30/2003   11,801.63    12,170.00
      9/30/2003   11,895.52    12,230.00
2003 12/31/2003   11,907.84    12,261.00
-------------------------------------------
      3/31/2004   11,989.39    12,399.00
      6/30/2004   11,862.46    12,259.00
      9/30/2004        0.00    10,000.00
2004 12/31/2004        0.00    10,000.00
-------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS
                             AS OF JUNE 30, 2004

                                 MERRILL LYNCH  MERRILL LYNCH
                       JIC         1-3 YEAR       1-3 YEAR
                  INSTITUTIONAL   GOV'T/CORP      GOV'T/CORP
                    BOND FUND I     INDEX       INDEX (NO BBB)
                  -------------  -------------  --------------
Six Month (2)         0.04%         -0.02%          -0.09%
One Year              0.52%          0.73%           0.54%
Since Inception       4.56%          5.46%           5.35%


[CHART]

                               QUALITY ALLOCATION

AAA              53.21%
AA                8.45%
A                 38.3%
                 100.0%

Income and capital preservation are the objectives of the JIC Institutional Bond Fund I and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any interest and capital gains. The Fund's performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government Corporate Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1-3 Gov't/Corp Index is the established benchmark and the Merrill Lynch 1-3 Gov't/Corp (No BBB) is a supplementary benchmark.
(1) Inception of the JIC Institutional Bond Fund I was August 31, 2000.
(2) Six month returns are not annualized.

JIC INSTITUTIONAL BOND FUND II

The JIC Institutional Bond Fund II had a total return of 0.08% for the first half of 2004 compared to -0.22% for the Merrill Lynch 3-5 Year Government Corporate Index. After posting decent gains in the first quarter, the bond market turned decidedly negative in the second quarter. In fact, the second quarter's -2.73% return was the worst quarter for the Index since its inception in 1986. This market pessimism was driven by expectations that the Federal Reserve would soon begin raising short-term interest rates. The Fed raised short-term interest rates 0.25% on June 30th and again on August 10th which is the beginning of what is likely to be many rate hikes over the foreseeable future.

We believe that Fund II is appropriately positioned for this Fed tightening cycle. The Fund has lower interest rate sensitivity than the Index which will be beneficial as interest rates increase. The Fund also has an emphasis on securities with superior yield to those in the Index which will help to cushion bond price declines as rates rise. The defensive posture of the Fund should assist its relative performance versus the Index, but it is important to note that absolute returns are likely to be quite modest and may even remain slightly negative for a time.

Fund II maintains its focus on high quality securities. Each security in the Fund is rated "A" or higher as indicated in the Quality Allocation Chart on this page. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

[CHART]

                 $10,000 INITIAL INVESTMENT SINCE INCEPTION (1)

                                MERRILL LYNCH
                    JIC            3-5 YEAR
                INSTITUTIONAL     GOV'T/CORP
                 BOND FUND II       INDEX
                -----------------------------
2000  8/31/2000   10,000.00      10,000.00
      1/29/1993   10,173.33      10,000.00
      9/30/2000   10,061.37      10,109.00
     12/31/2000   10,449.37      10,485.00
---------------------------------------------
      3/31/2001   10,776.83      10,858.00
      6/30/2001   10,843.36      10,929.00
      9/30/2001   11,402.61      11,497.00
2001 12/31/2001   11,267.02      11,471.00
---------------------------------------------
      3/31/2002   11,125.13      11,436.00
      6/30/2002   11,518.95      11,890.00
      9/30/2002   11,992.82      12,496.00
2002 12/31/2002   12,264.31      12,698.00
---------------------------------------------
      3/31/2003   12,299.43      12,897.00
      6/30/2003   12,554.84      13,232.00
      9/30/2003   12,585.47      13,246.00
2003 12/31/2003   12,642.30      13,238.00
---------------------------------------------
      3/31/2004   12,760.59      13,580.00
      6/30/2004   12,539.15      13,209.00
      9/30/2004        0.00      10,000.00
2004 12/31/2004        0.00      10,000.00
---------------------------------------------

                                   MERRILL LYNCH   MERRILL LYNCH
                       JIC            3-5 YEAR       1-5 YEAR
                   INSTITUTIONAL     GOV'T/CORP     GOV'T/CORP
                   BOND FUND II       INDEX        INDEX (NO BBB)
                   -------------   -------------   --------------
Six Month (2)           0.08%         -0.22%          -0.15%
One Year               -0.12%         -0.17%           0.17%
Since Inception         6.08%          7.53%           6.16%

[CHART]

                               QUALITY ALLOCATION

AAA              50.74%
AA                8.79%
A                40.47%
                100.00%

Income and capital preservation are the objectives of the JIC Institutional Bond Fund II and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any interest and capital gains. The Fund's performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Merrill Lynch 3-5 Year Government Corporate Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 3-5 Gov't/Corp Index is the established benchmark and the Merrill Lynch 1-5 Gov't/Corp (No BBB) is a supplementary benchmark.
(1) Inception of the JIC Institutional Bond Fund II was August 31, 2000.
(2) Six month returns are not annualized.

JIC INSTITUTIONAL BOND FUND III

The JIC Institutional Bond Fund III had a total return of -0.01% for the first half of 2004 compared to -0.21% for the Merrill Lynch 5-7 Year Government Corporate Index. After posting decent gains in the first quarter, the bond market turned decidedly negative in the second quarter. In fact, the second quarter's -3.38% return was the worst quarter for the Index since its inception in 1986. This market pessimism was driven by expectations that the Federal Reserve would soon begin raising short-term interest rates. The Fed raised short-term interest rates 0.25% on June 30th and again on August 10th which is the beginning of what is likely to be many rate hikes over the foreseeable future.

We believe that Fund III is appropriately positioned for this Fed tightening cycle. The Fund has lower interest rate sensitivity than the Index which will be beneficial as interest rates increase. The Fund also has an emphasis on securities with superior yield to those in the Index which will help to cushion bond price declines as rates rise. The defensive posture of the Fund should assist its relative performance versus the Index, but it is important to note that absolute returns are likely to be quite modest and may even remain slightly negative for a time.

The Fixed Income Fund maintains its focus on high quality securities. Each security in the Fund is rated "A" or higher as indicated in the Quality Allocation Chart on this page. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

[CHART]

                 $10,000 INITIAL INVESTMENT SINCE INCEPTION(1)

                                  MERRILL LYNCH
                       JIC          5-7 YEAR
                  INSTITUTIONAL    GOV'T/CORP
                  BOND FUND III      INDEX
                ------------------------------
2000  8/31/2000    10,000.00       10,000.00
      1/29/1993    10,173.33       10,000.00
      9/30/2000    10,061.37       10,104.00
     12/31/2000    10,449.37       10,575.00
----------------------------------------------
      3/31/2001    10,826.72       10,973.00
      6/30/2001    10,819.18       10,996.00
      9/30/2001    11,486.81       11,610.00
2001 12/31/2001    11,269.17       11,565.00
----------------------------------------------
      3/31/2002    11,115.95       11,476.00
      6/30/2002    11,583.28       11,979.00
      9/30/2002    12,281.38       12,755.00
2002 12/31/2002    12,505.46       13,016.00
----------------------------------------------
      3/31/2003    12,586.38       13,271.00
      6/30/2003    12,875.79       13,767.00
      9/30/2003    12,906.32       13,734.00
2003 12/31/2003    12,964.07       13,741.00
----------------------------------------------
      3/31/2004    13,176.15       14,193.00
      6/30/2004    12,846.80       13,713.00
      9/30/2004         0.00       10,000.00
2004 12/31/2004         0.00       10,000.00
----------------------------------------------

                             AVERAGE ANNUAL TOTAL RETURNS
                                   AS OF JUNE 30, 2004

                                      MERRILL LYNCH      MERRILL LYNCH
                        JIC             5-7 YEAR           1-10 YEAR
                   INSTITUTIONAL       GOV'T/CORP          GOV'T/CORP
                   BOND FUND III        INDEX            INDEX (NO BBB)
                  ---------------    ---------------    ---------------
Six Month (2)          -0.01%             -0.21%            -0.19%
One Year               -0.23%             -0.39%            -0.39%
Since Inception         6.75%              8.59%             6.95%

[CHART]

                               QUALITY ALLOCATION

AAA              54.47%
AA                8.38%
A                37.15%
                100.00%

Income and capital preservation are the objectives of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any interest and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Merrill Lynch 5-7 Year Government Corporate Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 5-7 Gov't/Corp Index is the established benchmark and the Merrill Lynch 1-10 Gov't/Corp (No BBB) is a supplementary benchmark.
(1) Inception of the JIC Institutional Bond Fund III was August 31, 2000.
(2) Six month returns are not annualized.

JIC INSTITUTIONAL BOND FUND I      PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2004
                                     - UNAUDITED

FIXED INCOME SECURITIES - BONDS

                                                                              FACE VALUE      DOLLAR VALUE
                                                                            --------------   --------------
     FINANCE
        American General Finance Senior Notes, 6.750% Due 11/15/04               1,000,000        1,017,500
        Bank One Corporation, 6.875%, Due 8/01/06                                  325,000          347,750
        Bank of America, 7.125% Due 5/01/06                                      1,000,000        1,071,250
        BB & T Corporation Subordinated Notes, 7.250% Due 6/15/07                1,048,000        1,150,180
        Citicorp, 7.125% Due 5/15/06                                             1,080,000        1,165,050
        Countrywide Funding, 6.875% Due 9/15/05                                    500,000          522,500
        Merrill Lynch and Company, 6.000% Due 11/15/04                           1,000,000        1,015,000
        Morgan Stanley Dean Witter, 3.625% Due 4/01/08                           1,000,000          982,500
        NBD Bancorp, 7.125% Due 5/15/07                                            625,000          681,250
        PNC Funding Corporation, 5.750%, Due 8/01/06                               750,000          788,438
        Torchmark Corporation Notes, 6.250%, Due 12/15/06                        1,000,000        1,067,500
        Wells Fargo & Company, 3.750% Due 10/15/07                               1,190,000        1,191,488
        Wells Fargo & Company, 7.250% Due 8/24/05                                1,000,000        1,051,250
                                                                                             --------------
            TOTAL FINANCE: 24.2%                                                             $   12,051,656

     INDUSTRIAL
        BP Capital Markets, PLC, 4.000% Due 4/29/05                                500,000          506,250
        Bristol Myers Squibb Notes, 4.750% Due 10/01/06                          1,500,000        1,545,000
        Cardinal Health Notes, 4.450% Due 6/30/05                                  500,000          506,250
        Conoco Funding Company, 5.450% Due 10/15/06                                750,000          784,687
        Dover Corporation Notes, 6.450% Due 11/15/05                             1,000,000        1,048,750
        Dupont EI Nemours, 6.750% Due 10/15/04                                   1,000,000        1,013,750
        Emerson Electric Company, 7.875% Due 6/01/05                             1,000,000        1,045,000
        First Data Corporation Notes, 4.700% Due 11/01/06                        1,000,000        1,032,500
        General Electric Capital Corporation Notes, 5.000% Due 2/15/07           2,000,000        2,077,500
        Gillette Company Notes, 3.500% Due 10/15/07                              1,000,000        1,003,750
        Pacific Bell Debentures, 6.875% Due 8/15/06                              1,000,000        1,071,250
                                                                                             --------------
            TOTAL INDUSTRIAL: 26.6%                                                          $   11,634,687

     UTILITIES
        Alabama Power Company, 7.125% Due 10/01/07                                 200,000          220,000
        GTE California, Inc., 7.650% Due 3/15/07                                   730,000          803,000
        Gulf Power Company, 6.500% Due 11/01/06                                    400,000          428,000
        National Rural Utilities, 6.650% Due 10/01/05                            1,000,000        1,046,250
                                                                                             --------------
            TOTAL UTILITIES: 4.0%                                                            $    2,497,250

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              FACE VALUE      DOLLAR VALUE
                                                                            --------------   --------------
     UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
        Fannie Mae, 6.000% Due 1/18/12                                           2,000,000        2,032,500
        Federal Home Loan Bank, 5.375% Due 2/15/06                               2,500,000        2,603,125
        Federal Home Loan Mortgage Corporation, 2.875% Due 11/03/06              2,500,000        2,475,000
        Federal Home Loan Mortgage Corporation, 3.000% Due 6/01/07               2,500,000        2,515,625
        Federal National Mortgage Association, 3.500% Due 1/28/08                2,500,000        2,465,625
        Federal National Mortgage Association, 2.500% Due 2/27/08                2,000,000        1,980,000
        Federal National Mortgage Association, 3.600% Due 3/03/09                2,000,000        1,955,000
        Federal National Mortgage Association, 3.500% Due 10/15/07                 725,000          717,750
        Federal National Mortgage Association, 3.700% Due 11/1/07                3,000,000        2,988,750
                                                                                             --------------
            TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS: 33.4%                         $   19,733,375

     UNITED STATES GOVERNMENT TREASURY OBLIGATIONS
        United States Treasury Bill, 1.190% Due 9/23/04                            500,000          498,750
        United States Treasury Note, 7.875% Due 11/15/04                         1,000,000        1,023,203
        United States Treasury Note, 6.500% Due 10/15/06                         1,500,000        1,619,238
                                                                                             --------------
            TOTAL UNITED STATES GOVERNMENT TREASURY OBLIGATIONS: 7.7%                        $    3,141,191

     TOTAL FIXED INCOME - BONDS: 95.9%                                                       $   49,058,159
        (FIXED INCOME IDENTIFIED COST $48,884,953)

     CASH EQUIVALENTS
        Federated U.S. Treasury Cash Reserves Money Market Fund 0.69%
          yield *                                                                                 1,797,022
                                                                                             --------------
            TOTAL CASH EQUIVALENTS: 2.4%                                                     $    1,797,022
              (CASH EQUIVALENTS IDENTIFIED COST $1,797,022)

     TOTAL PORTFOLIO VALUE: 98.3%                                                            $   50,855,181
        (TOTAL PORTFOLIO IDENTIFIED COST $50,681,975)

        Other Assets Less Liabilities 1.7%                                                   $      568,771

     TOTAL NET ASSETS 100.0%                                                                 $   51,423,952


     * Variable rate security, the coupon rate shown represents the rate at June 30, 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JIC INSTITUTIONAL BOND FUND II      PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2004
                                      - UNAUDITED

FIXED INCOME SECURITIES - BONDS

                                                                              FACE VALUE      DOLLAR VALUE
                                                                            --------------   --------------
     FINANCE
        Allstate Corporation, 7.200% Due 12/01/09                                  500,000          570,000
        American Express, 6.875% Due 11/01/05                                      500,000          526,875
        American General Finance Senior Notes, 6.750% Due 11/15/04                 500,000          508,750
        Bank of America Subordinated Notes, 7.800% Due 2/15/10                   1,000,000        1,148,750
        Citicorp, 7.125% Due 5/15/06                                               500,000          539,375
        Citigroup Incorporated Note, 6.000%, 2/21/12                               750,000          795,000
        Countrywide Funding, 5.450%, Due 9/15/05                                   500,000          522,500
        Franchise Finance Corporation of America, 8.750% Due 10/15/10            1,000,000        1,226,250
        Marsh & McLennan Companies, 7.125% Due 6/15/09                             500,000          558,750
        Merrill Lynch, 3.375%, Due 9/14/07                                       1,000,000          990,000
        Morgan Stanley Dean Witter, 4.250% Due 5/15/10                             830,000          814,438
        NBD Bancorp, 7.125% Due 5/15/07                                            750,000          817,500
        Progressive Corporation Senior Notes, 6.375% Due 1/15/12                   640,000          689,600
        Torchmark Corporation Notes, 6.250% Due 12/15/06                           750,000          800,625
        U.S. Bank Corp Subordinated Notes, 6.875%, Due 9/15/07                     250,000          272,812
        Wells Fargo & Company, 7.250% Due 8/24/05                                  900,000          946,125
        Weingarten Realty, 6.840% Due 11/04/07                                     500,000          552,500
                                                                                             --------------
            TOTAL FINANCE: 24.4%                                                             $   12,279,850

     INDUSTRIAL
        Allied Signal, 6.200% Due 2/01/08                                          500,000          535,000
        Becton Dickinson, 7.150% Due 10/01/09                                    1,000,000        1,125,000
        BP Capital Markets, PLC, 4.000% Due 4/29/05                                500,000          506,250
        Bristol Myers Squibb Notes, 4.750% Due 10/01/06                          1,000,000        1,030,000
        Cardinal Health Notes, 4.450% Due 6/30/05                                  500,000          506,250
        Conoco Funding Company, 5.450% Due 10/15/06                                500,000          523,125
        Delta Airlines, 6.417% Due 7/02/12                                         550,000          568,906
        Dayton Hudson Corporation, 9.625% Due 2/01/08                              380,000          446,975
        Dell, Inc., 6.550%, Due 4/15/05                                            500,000          545,000
        Dover Corporation Notes, 6.450% Due 11/15/05                               500,000          524,375
        Dupont EI Nemours, 6.750% Due 10/15/04                                     500,000          506,875
        Emerson Electric Company, 7.875% Due 6/01/05                               500,000          522,500
        First Data Corporation Notes, 4.700% Due 11/01/06                          750,000          774,375
        General Electric Capital Corporation Notes, 6.000% Due 6/15/12           1,000,000        1,055,000
        Gillette Company, 3.500% Due 10/15/07                                    1,000,000        1,003,750
        Gillette Company, 5.750% Due 10/15/05                                      500,000          518,125
        Lowes Companies, Inc., 8.250% Due 6/01/10                                  390,000          463,125
        McDonald's Corporation, 5.950% Due 1/15/08                                 425,000          455,281
        PPG Industries, 6.875% Due 8/01/05                                         500,000          516,875
        Target Corporation, 6.350% Due 1/15/11                                     400,000          436,000
        Wal-Mart Stores, 6.875% Due 8/10/09                                        500,000          557,500
                                                                                             --------------
            TOTAL INDUSTRIAL: 26.1%                                                          $   13,120,287

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                              FACE VALUE      DOLLAR VALUE
                                                                            --------------   --------------
     UTILITIES
        Baltimore Gas & Electric, 6.625% Due 3/15/08                               500,000          543,750
        Bellsouth Capital Funding, 7.750% Due 2/15/10                              500,000          571,250
        GTE Corporation, 7.510% Due 4/01/09                                        500,000          559,375
        National Rural Utilities, 5.700% Due 1/15/10                               500,000          526,875
                                                                                             --------------
            TOTAL UTILITIES: 4.4%                                                            $    2,201,250

     UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
        Federal Home Loan Bank, 6.375% Due 8/15/06                               2,000,000        2,133,452
        Federal Home Loan Bank, 5.625% Due 11/15/11                              1,500,000        1,569,375
        Federal Home Loan Mortgage Corp., 5.125%, Due 8/20/12                    2,500,000        2,506,250
        Federal National Mortgage Association, 3.500% Due 10/15/07               1,000,000          990,000
        Federal National Mortgage Association, 3.700% Due 11/01/07               2,000,000        1,992,500
        Federal National Mortgage Association, 2.500% Due 2/27/08                2,000,000        1,980,000
        Federal National Mortgage Association, 4.500% Due 3/01/08                1,263,415        1,279,603
        Federal National Mortgage Association, 5.500% Due 10/18/11               2,500,000        2,521,875
        Federal National Mortgage Association, 6.000% Due 1/18/12                2,000,000        2,032,500
                                                                                             --------------
            TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS: 33.8%                         $   17,005,555

     UNITED STATES GOVERNMENT TREASURY OBLIGATIONS
        United States Treasury Note, 5.500% Due 2/15/08                            500,000          535,410
        United States Treasury Note, 6.625% Due 5/15/07                            500,000          547,481
        United States Treasury Note, 7.000% Due 7/15/06                          1,000,000        1,083,477
        Tennessee Valley Authority, 6.375%, Due 6/15/05                          1,500,000        1,556,250
                                                                                             --------------
            TOTAL UNITED STATES GOVERNMENT TREASURY OBLIGATIONS: 7.5%                        $    3,722,618

     TOTAL FIXED INCOME - BONDS: 96.2%                                                       $   48,329,560
        (FIXED INCOME IDENTIFIED COST $47,435,153)

     CASH EQUIVALENTS
        Federated U.S. Treasury Cash Reserves Money Market Fund 0.69% yield *                     1,228,657
                                                                                             --------------
            TOTAL CASH EQUIVALENTS: 2.4%                                                     $    1,228,657
              (CASH EQUIVALENTS IDENTIFIED COST $1,228,657)

     TOTAL PORTFOLIO VALUE: 98.6%                                                            $   49,558,217
        (TOTAL PORTFOLIO IDENTIFIED COST $48,663,810)

        Other Assets Less Liabilities 1.4%                                                   $      692,720

     TOTAL NET ASSETS 100.0%                                                                 $   50,250,937

     * Variable rate security, the coupon rate shown represents the rate at June 30, 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JIC INSTITUTIONAL BOND FUND III     PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2004
                                      - UNAUDITED

FIXED INCOME SECURITIES - BONDS

                                                                              FACE VALUE      DOLLAR VALUE
                                                                            --------------   --------------
     FINANCE
        Allstate Corporation, 7.200% Due 12/01/09                                  500,000          570,000
        American Express, 6.875% Due 11/01/05                                      500,000          526,875
        American General Corporation, 7.500% Due 8/11/10                           500,000          572,500
        American General Finance Senior Notes, 6.750% Due 11/15/04                 500,000          508,750
        American General Finance, 8.125% Due 8/15/09                               500,000          576,875
        Bank of America Subordinated Notes, 7.800% Due 2/15/10                   1,000,000        1,148,750
        Franchise Finance Corporation of America, 8.750% Due 10/15/10            1,000,000        1,226,250
        General Electric Capital Corporation, 6.000% Due 6/15/12                 1,000,000        1,055,000
        Marsh & McLennan Companies, 7.125% Due 6/15/09                             500,000          558,750
        Mellon Financial, 6.700% Due 3/01/08                                       500,000          551,250
        Merrill Lynch, 3.375% Due 9/14/07                                          750,000          742,500
        National City Bank, 6.250% Due 3/15/11                                     500,000          545,000
        Progressive Corporation Senior Notes, 6.375% Due 1/15/12                   500,000          538,750
        Suntrust Banks Inc., 7.750% Due 5/01/10                                    500,000          586,875
        Weingarten Realty, 6.840% Due 11/17/07                                     500,000          552,500
        Wells Fargo & Company, 7.250% Due 8/24/05                                  500,000          525,625
                                                                                             --------------
            TOTAL FINANCE: 24.7%                                                             $   10,786,250

     INDUSTRIAL
        Allied Signal, 6.200% Due 2/01/08                                          500,000          535,000
        BP Capital Markets, PLC, 4.000% Due 4/29/05                                500,000          506,250
        Bristol Myers Squibb Notes, 4.750% Due 10/01/06                          1,000,000        1,030,000
        Cardinal Health Notes, 4.450% Due 6/30/05                                  500,000          506,250
        Citigroup Incorporated Notes, 6.000% Due 2/21/12                           750,000          795,000
        Dayton Hudson Corporation, 9.625% Due 2/01/08                              380,000          446,975
        Dell, Inc., 6.550%, Due 4/15/08                                            500,000          545,000
        Delta Airlines Series 02-1 (MBIA Insured), 6.417%, Due 7/02/12             400,000          413,750
        Dover Corporation Notes, 6.450% Due 11/15/05                               500,000          524,375
        Eli Lilly & Company, 8.375% Due 12/01/06                                   500,000          560,625
        Emerson Electric Company, 7.875% Due 6/01/05                               500,000          522,500
        Gillette Company, 5.750% Due 10/15/05                                      500,000          518,125
        Lowes Companies, Inc., 8.250% Due 6/01/10                                  500,000          593,750
        McDonald's Corporation, 8.875% Due 4/01/11                                 500,000          606,875
        Target Corporation, 6.350% Due 1/15/11                                     400,000          436,000
        Texaco Capital, 6.000% Due 6/15/05                                         500,000          515,000
        Wal-Mart Stores, 6.875% Due 8/10/09                                        500,000          557,500
        Washington Post, 5.500% Due 2/15/09                                        500,000          526,250
                                                                                             --------------
            TOTAL INDUSTRIAL: 23.2%                                                          $   10,139,225

     UTILITIES
        Bellsouth Capital Funding, 7.750% Due 2/15/10                              500,000          571,250
        GTE Corporation, 7.510% Due 4/01/09                                        500,000          559,375
        National Rural Utilities, 5.700% Due 1/15/10                               500,000          526,875
                                                                                             --------------
            TOTAL UTILITIES: 3.8%                                                            $    1,657,500

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                                            FACE VALUE    DOLLAR VALUE
                                                                                            ----------   --------------
     UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
          Federal Home Loan Bank, 3.125% Due 8/15/07                                           500,000          493,750
          Federal Home Loan Bank, 5.625% Due 11/15/11                                        1,500,000        1,569,375
          Federal Home Loan Bank, 5.500% Due 12/11/13                                        1,000,000        1,027,674
          Federal Home Loan Bank, 7.605% Due 2/25/15                                           500,000          570,000
          Federal Home Loan Mortgage Corp., 5.125% Due 10/15/08                                500,000          521,793
          Federal Home Loan Mortgage Corp., 5.950% Due 1/19/06                               1,000,000        1,048,948
          Federal Home Loan Mortgage Corp., 4.250% Due 5/22/13                               2,000,000        1,840,000
          Federal National Mortgage Association, 5.250% Due 1/15/09                            500,000          523,743
          Student Loan Mortgage Association, 7.375% Due 8/01/11                                500,000          576,875
                                                                                                         --------------
             TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS: 18.7%                                    $    8,172,158

     UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - MORTGAGE BACKED SECURITIES
          Federal Home Loan Mortgage Corp., Series 2513, 5.500% Due 9/15/13                  1,766,042        1,799,949
          Federal Home Loan Mortgage Corp., Series 2517, 5.000% Due 5/15/13                  1,762,009        1,796,370
          Federal National Mortgage Association DUS Pool 385365, 4.970% Due 8/01/09          1,000,000        1,033,750
          Government National Mortgage Association, 5.500% Due 2/15/17                         606,922          625,320
                                                                                                         --------------
             TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - MORTGAGE
                BACKED SECURITIES: 12.0%                                                                 $    5,255,389

     UNITED STATES GOVERNMENT TREASURY OBLIGATIONS
          United States Treasury Note, 5.000% Due 8/15/11                                    1,500,000        1,565,917
          United States Treasury Note, 5.500% Due 2/15/08                                    1,000,000        1,070,820
          United States Treasury Note, 6.500% Due 2/15/10                                    1,000,000        1,126,797
          United States Treasury Note, 4.000% Due 2/15/14                                      500,000          476,250
          United States Treasury Note, 7.000% Due 7/15/06                                      500,000          541,739
          Tennessee Valley Authority, 6.250%, Due 12/15/17                                     500,000          536,250
                                                                                                         --------------
             TOTAL UNITED STATES GOVERNMENT TREASURY OBLIGATIONS: 12.1%                                  $    5,317,773

     TOTAL FIXED INCOME - BONDS: 94.5%                                                                   $   41,328,295
          (FIXED INCOME IDENTIFIED COST $39,710,194)

     CASH EQUIVALENTS
          Federated U.S. Treasury Cash Reserves Money Market Fund 0.69% yield*                                1,864,256
                                                                                                         --------------
             TOTAL CASH EQUIVALENTS: 4.3%                                                                $    1,864,256
                (CASH EQUIVALENTS IDENTIFIED COST $1,864,256)

     TOTAL PORTFOLIO VALUE: 98.8%                                                                        $   43,192,551
          (TOTAL PORTFOLIO IDENTIFIED COST $41,574,450)

          Other Assets Less Liabilities 1.2%                                                             $      559,454

     TOTAL NET ASSETS 100.0%                                                                             $   43,752,005

     * Variable rate security, the coupon rate shown represents the rate at June 30, 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JOHNSON MUTUAL FUNDS                                   JUNE 30, 2004 - UNAUDITED

STATEMENT OF ASSETS AND LIABILITIES

                                                                                  BOND FUNDS
                                                               ------------------------------------------------
                                                               INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL
                                                                BOND FUND I      BOND FUND II     BOND FUND III
                                                               --------------   --------------   --------------
                                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                  6/30/2004        6/30/2004        6/30/2004
                                                               --------------   --------------   --------------
ASSETS:
     Investment Securities at Market Value*                    $   50,855,181   $   49,558,217   $   43,192,551
     Dividends and Interest Receivable                         $      581,226   $      704,960   $      569,993
     Fund Shares Sold Receivable                               $            0   $            0   $            0
                                                               --------------   --------------   --------------
        TOTAL ASSETS                                           $   51,436,407   $   50,263,177   $   43,762,544

LIABILITIES:
     Accrued Management Fees                                   $       12,455   $       12,240   $       10,539
                                                               --------------   --------------   --------------
        TOTAL LIABILITIES                                      $       12,455   $       12,240   $       10,539

NET ASSETS                                                     $   51,423,952   $   50,250,937   $   43,752,005

NET ASSETS CONSIST OF:
     Paid in Capital                                           $   52,184,526   $   49,316,981   $   42,083,151
     Undistributed Net Investment Income                       $       31,978   $       33,058   $       30,228
     Undistributed Net Realized Gain
      (Loss) from Security Transactions                        $     (965,758)  $        6,491   $       20,525
     Net Unrealized Gain (Loss) on Investments                 $      173,206   $      894,407   $    1,618,101
                                                               --------------   --------------   --------------

NET ASSETS                                                     $   51,423,952   $   50,250,937   $   43,752,005

Shares Outstanding                                                  3,472,982        3,268,585        2,808,476

OFFERING, REDEMPTION AND NET ASSET VALUE PER SHARE             $        14.81   $        15.37   $        15.58

*Identified Cost of Securities                                 $   50,681,975   $   48,663,810   $   41,574,450

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

                                                                                  BOND FUNDS
                                                               ------------------------------------------------
                                                               INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL
                                                                 BOND FUND I     BOND FUND II     BOND FUND III
                                                               --------------   --------------   --------------
                                                                PERIOD ENDED     PERIOD ENDED     PERIOD ENDED
                                                                  6/30/2004        6/30/2004        6/30/2004
                                                               --------------   --------------   --------------
INVESTMENT INCOME:
  Interest                                                     $      945,832   $    1,138,508   $    1,102,050
                                                               --------------   --------------   --------------
    TOTAL INVESTMENT INCOME                                    $      945,832   $    1,138,508   $    1,102,050

EXPENSES:
  Management Fee                                               $       75,733   $       74,078   $       64,302
                                                               --------------   --------------   --------------
    TOTAL EXPENSES                                             $       75,733   $       74,078   $       64,302

NET INVESTMENT INCOME                                          $      870,099   $    1,064,430   $    1,037,748

REALIZED AND UNREALIZED GAINS (LOSSES):
  Net Realized Gain (Loss) from
    Security Transactions                                      $        1,945   $        6,210   $       24,716
  Net Unrealized Gain (Loss)
    on Investments                                             $     (893,003)  $   (1,054,718)  $   (1,094,088)
                                                               --------------   --------------   --------------

NET GAIN (LOSS) ON INVESTMENTS                                 $     (891,058)  $   (1,048,508)  $   (1,069,372)

NET INCREASE (DECREASE) IN ASSETS
  FROM OPERATIONS                                              $      (20,959)  $       15,922   $      (31,624)

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  BOND FUNDS
                                               -----------------------------------------------------------------------------------
                                                INSTITUTIONAL BOND FUND I  INSTITUTIONAL BOND FUND II  INSTITUTIONAL BOND FUND III
                                               --------------------------  --------------------------  ---------------------------
                                               PERIOD ENDED   YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED    YEAR ENDED
                                                6/30/2004     12/31/2003    6/30/2004     12/31/2003    6/30/2004     12/31/2003
                                               ------------  ------------  ------------  ------------  ------------  -------------
OPERATIONS:
  Net Investment Income                        $    870,099  $  1,893,322  $  1,064,430  $  2,121,655  $  1,037,748  $   2,057,498
  Net Realized Gain (Loss)
    from Security Transactions                 $      1,945  $    (18,453) $      6,210  $    325,037  $     24,716  $     372,822
  Net Unrealized Gain (Loss)
    on Investments                             $   (893,003) $   (617,829) $ (1,054,718) $ (1,007,405) $ (1,094,088) $    (929,058)
                                               ------------  ------------  ------------  ------------  ------------  -------------
    NET INCREASE (DECREASE) IN
      ASSETS FROM OPERATIONS                   $    (20,959) $  1,257,040  $     15,922  $  1,439,287  $    (31,624) $   1,501,262

DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income                        $   (838,101) $ (1,893,589) $ (1,031,937) $ (2,121,613) $ (1,007,882) $  (2,057,415)
  Net Realized Gain from
    Security Transactions                      $          0  $          0  $          0  $   (234,042) $          0  $    (299,356)
                                               ------------  ------------  ------------  ------------  ------------  -------------
    NET (DECREASE) IN ASSETS
      FROM DISTRIBUTIONS                       $   (838,101) $ (1,893,589) $ (1,031,937) $ (2,355,655) $ (1,007,882) $  (2,356,771)

CAPITAL SHARE TRANSACTIONS:
  Proceeds From Sale of Shares                 $  8,140,193  $ 12,379,269  $  6,555,548  $  9,721,423  $  5,941,641  $   7,556,229
  Net Asset Value of Shares Issued on
    Reinvestment of Dividends/Gains            $          0  $          0  $          0  $    234,042  $          0  $     299,356
  Cost of Shares Redeemed                      $ (3,802,992) $ (8,765,868) $ (2,811,170) $ (6,669,004) $ (3,053,049) $  (6,295,973)
                                               ------------  ------------  ------------  ------------  ------------  -------------
    NET INCREASE (DECREASE) IN ASSETS
      FROM CAPITAL SHARE TRANSACTIONS          $  4,337,201  $  3,613,401  $  3,744,378  $  3,286,461  $  2,888,592  $   1,559,612

NET CHANGE IN NET ASSETS                       $  3,478,141  $  2,976,852  $  2,728,363  $  2,370,093  $  1,849,086  $     704,103

Net Assets at Beginning of Period              $ 47,945,811  $ 44,968,959  $ 47,522,574  $ 45,152,481  $ 41,902,919  $  41,198,816
                                               ------------  ------------  ------------  ------------  ------------  -------------

NET ASSETS AT END OF PERIOD                    $ 51,423,952  $ 47,945,811  $ 50,250,937  $ 47,522,574  $ 43,752,005  $  41,902,919
                                               ============  ============  ============  ============  ============  =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                               JIC INSTITUTIONAL BOND FUND I

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                    UNAUDITED             YEAR ENDED DECEMBER 31
                                                    1/1/04 TO     --------------------------------------    8/31/00 TO
                                                    6/30/2004     12/31/2003    12/31/2002    12/31/2001    12/31/2000
                                                    ----------    ----------    ----------    ----------    ----------
  Net Asset Value Beginning of Period               $    15.05    $    15.26    $    15.11    $    15.21    $    15.00

OPERATIONS:
  Net Investment Income                             $     0.24    $     0.61    $     0.75    $     0.91    $     0.27
  Net Gains (Losses) on Securities
    (Realized and Unrealized)                       $    (0.24)   $    (0.21)   $     0.15    $    (0.10)   $     0.21
                                                    ----------    ----------    ----------    ----------    ----------
TOTAL OPERATIONS                                    $     0.00    $     0.40    $     0.90    $     0.81    $     0.48

DISTRIBUTIONS:
  Dividends from Net Investment Income              $    (0.24)   $    (0.61)   $    (0.75)   $    (0.91)   $    (0.27)
  Distributions from Net Realized Capital Gains     $     0.00    $     0.00    $     0.00    $     0.00    $     0.00
                                                    ----------    ----------    ----------    ----------    ----------
TOTAL DISTRIBUTIONS                                 $    (0.24)   $    (0.61)   $    (0.75)   $    (0.91)   $    (0.27)

  Net Asset Value at End of Period                  $    14.81    $    15.05    $    15.26    $    15.11    $    15.21

TOTAL RETURN                                              0.04%         2.66%         6.14%         5.42%         3.23%

  Net Assets End of Period (Millions)               $    51.42    $    47.95    $    44.97    $    45.34    $    49.43

RATIOS
  Ratio of Expenses to
    Average Net Assets (1)                                0.30%         0.30%         0.30%         0.30%         0.30%
  Ratio of Net Income to
    Average Net Assets (1)                                3.44%         4.03%         4.98%         5.89%         6.88%

Portfolio Turnover Rate                                  22.18%        34.12%        56.13%        34.18%         4.04%

(1) Ratios annualized in 2000 and 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                              JIC INSTITUTIONAL BOND FUND II

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                    UNAUDITED             YEAR ENDED DECEMBER 31
                                                    1/1/04 TO     --------------------------------------    8/31/00 TO
                                                    6/30/2004     12/31/2003    12/31/2002    12/31/2001    12/31/2000
                                                    ----------    ----------    ----------    ----------    ----------
  Net Asset Value Beginning of Period               $    15.68    $    16.00    $    15.51    $    15.40    $    15.00

OPERATIONS:
  Net Investment Income                             $     0.32    $     0.73    $     0.84    $     0.93    $     0.27
  Net Gains (Losses) on Securities
    (Realized and Unrealized)                       $    (0.31)   $    (0.24)   $     0.49    $     0.11    $     0.40
                                                    ----------    ----------    ----------    ----------    ----------
TOTAL OPERATIONS                                    $     0.01    $     0.49    $     1.33    $     1.04    $     0.67

DISTRIBUTIONS:
  Dividends from Net Investment Income              $    (0.32)   $    (0.73)   $    (0.84)   $    (0.93)   $    (0.27)
  Distributions from Net Realized Capital Gains     $     0.00    $    (0.08)   $     0.00    $     0.00    $     0.00
                                                    ----------    ----------    ----------    ----------    ----------
TOTAL DISTRIBUTIONS                                 $    (0.32)   $    (0.81)   $    (0.84)   $    (0.93)   $    (0.27)

  Net Asset Value at End of Period                  $    15.37    $    15.68    $    16.00    $    15.51         15.40

TOTAL RETURN                                              0.08%         3.08%         8.85%         6.86%         4.49%

  Net Assets End of Period (Millions)               $    50.25    $    47.52    $    45.15    $    46.12    $    48.02

RATIOS
  Ratio of Expenses to
    Average Net Assets (1)                                0.30%         0.30%         0.30%         0.30%         0.30%
  Ratio of Net Income to
    Average Net Assets (1)                                4.30%         4.59%         5.37%         5.89%         6.77%

Portfolio Turnover Rate                                  18.25%        31.97%        35.85%        12.03%         0.51%

(1) Ratios annualized in 2000 and 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                             JIC INSTITUTIONAL BOND FUND III

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                    UNAUDITED             YEAR ENDED DECEMBER 31
                                                    1/1/04 TO     --------------------------------------    8/31/00 TO
                                                    6/30/2004     12/31/2003    12/31/2002    12/31/2001    12/31/2000
                                                    ----------    ----------    ----------    ----------    ----------
  Net Asset Value Beginning of Period               $    15.95    $    16.28    $    15.49    $    15.42    $    15.00

OPERATIONS:
  Net Investment Income                             $     0.37    $     0.80    $     0.86    $     0.94    $     0.28
  Net Gains (Losses) on Securities
    (Realized and Unrealized)                       $    (0.37)   $    (0.21)   $     0.79    $     0.07    $     0.42
                                                    ----------    ----------    ----------    ----------    ----------
TOTAL OPERATIONS                                    $     0.00    $     0.59    $     1.65    $     1.01    $     0.70

DISTRIBUTIONS:
  Dividends from Net Investment Income              $    (0.37)   $    (0.80)   $    (0.86)   $    (0.94)   $    (0.28)
  Distributions from Net Realized Capital Gains     $     0.00    $    (0.12)   $     0.00    $     0.00    $     0.00
                                                    ----------    ----------    ----------    ----------    ----------
TOTAL DISTRIBUTIONS                                 $    (0.37)   $    (0.92)   $    (0.86)   $    (0.94)   $    (0.28)

  Net Asset Value at End of Period                  $    15.58    $    15.95    $    16.28    $    15.49    $    15.42

TOTAL RETURN                                              (.01%)        3.67%        10.97%         6.65%         4.72%

  Net Assets End of Period (Millions)               $    43.75    $    41.90    $    41.20    $    41.55    $    43.41

RATIOS
  Ratio of Expenses to
    Average Net Assets (1)                                0.30%         0.30%         0.30%         0.30%         0.30%
  Ratio of Net Income to
    Average Net Assets (1)                                4.82%         4.94%         5.44%         5.98%         7.09%

Portfolio Turnover Rate                                   3.69%        20.20%        36.53%        17.26%         2.79%

(1) Ratios annualized in 2000 and 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS                                      UNAUDITED

1) ORGANIZATION:

The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III are each diversified series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III began offering their shares publicly on August 31, 2000.

The investment objective of the JIC Institutional Bond Fund I is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund II is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund III is a high level of income over the long term consistent with preservation of capital.

2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

SECURITY VALUATION AND TRANSACTIONS:

The investments in securities are carried at market value. Valuation is determined as of 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES ON INVESTMENT
SECURITIES:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method.

INCOME TAXES:

It is the Funds' policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

DISTRIBUTIONS:

Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to realized gains and/or paid-in-capital.

Distribution to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

3)  INVESTMENT ADVISORY AGREEMENT:

The investment advisory agreement provides that Johnson Investment Counsel, Inc. (the Adviser) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses. The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III paid the Adviser a management fee at the annual rate of 0.30% of each Fund's average daily net assets, which was accrued daily and paid monthly.

The Adviser received management fees for the period January 1 - June 30, 2004 as indicated below.

FUND                                FEE       FEE
----                                ----   ---------
JIC Institutional Bond Fund I       0.30%  $  75,733
JIC Institutional Bond Fund II      0.30%  $  74,078
JIC Institutional Bond Fund III     0.30%  $  64,302

The above description applies to the investment advisory agreements in effect prior to December 18, 2001, as well as those in effect on or after that date. On December 18, 2001, the shareholders approved new agreements between the Adviser and the respective Funds after the acquisition of the assets of the Johnson Investment Counsel, Inc. by a corporation formed by a group of its employees. The new agreements are identical in all material aspects to the old agreements, with the exception of the dates of execution, effectiveness and termination.

4) RELATED PARTY TRANSACTIONS:

All officers and one Trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. There are three independent Trustees. Each of the three independent Trustees received compensation during the 6 months ending June 30, 2004 of $3,000 for his responsibilities as Trustee and has received no additional compensation from the Trust. Total Compensation for the Trustees, as a group was $9,000 for the period and as a group they received no additional compensation from the Trust. The Trust consists of eight
Funds: Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III.

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2004, Covie and Company could be deemed to beneficially own (because of its control or discretion over) in aggregate more than 25% of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III.

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

5) PURCHASES AND SALES OF SECURITIES:

During January 1 through June 30, 2004, purchases and sales of investment securities aggregated:

                                     INVESTMENT SECURITIES OTHER
                                     THAN SHORT TERM INVESTMENTS
                                                 AND
                                     U.S. GOVERNMENT OBLIGATIONS  U.S. GOVERNMENT OBLIGATIONS
  FUND                                 PURCHASES       SALES         PURCHASES       SALES
  ----                               ------------  -------------  -------------  ------------
  JIC Institutional Bond Fund I      $  2,452,770  $   1,810,546  $  13,097,870  $  8,979,609
  JIC Institutional Bond Fund II     $  2,549,837  $   1,040,364  $  11,684,532  $  7,686,406
  JIC Insitutional Bond Fund III     $    799,123  $   1,540,220  $   2,975,350  $          0

6) CAPITAL SHARE TRANSACTIONS:

As of June 30, 2004, there were an unlimited number of capital shares authorized. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder's check or wire and application in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written or telephone request in proper form.

CAPITAL SHARE TRANSACTIONS FOR THE PERIOD JANUARY 1 -JUNE 30, 2004:

                                                        JIC            JIC            JIC
                                                   INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL
                                                    BOND FUND I    BOND FUND II   BOND FUND III
                                                   -------------  -------------  --------------
  Shares Sold to Investors                               542,176        418,934         373,965
  Shares Issued on Reinvestment Dividends                      0              0               0
                                                   -------------  -------------  --------------
  Subtotal                                               542,176        418,934         373,965
  Shares Redeemed                                       (254,250)      (180,595)       (192,913)
                                                   -------------  -------------  --------------
  Net Increase/Decrease During Period                    287,926        238,339         181,052
  SHARES OUTSTANDING:
  December 31, 2003 (Beginning of Period)              3,185,056      3,030,246       2,627,424
  JUNE 30, 2004 (END OF PERIOD)                        3,472,982      3,268,585       2,808,476

7) SECURITY TRANSACTIONS:

For Federal income tax purposes, the cost of investments owned on June 30, 2004 was the same as identified cost. As of June 30, 2004 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                                                                      NET
                                        COST OF                                   APPRECIATION
  FUND                                SECURITIES    APPRECIATION  (DEPRECIATION) (DEPRECIATION)
  ----                               ------------  -------------  -------------- --------------
  JIC Institutional Bond Fund I      $ 50,681,975  $     490,067  $     (316,861) $     173,206
  JIC Institutional Bond Fund II     $ 48,663,810  $   1,202,587  $     (308,180) $     894,407
  JIC Institutional Bond Fund III    $ 41,574,450  $   1,902,865  $     (284,764) $   1,618,101

8) ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9) NET INVESTMENT INCOME AND NET REALIZED CAPITAL LOSSES:

As of December 31, 2003, the JIC Institutional Bond Fund I had accumulated net realized capital loss carryovers of ($33) expiring in 2008, ($8,213) expiring in 2009, ($941,004) expiring in 2010 and ($18,453) expiring in 2011. To the extent that the JIC Institutional Bond Fund I realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

10) DISTRIBUTIONS TO SHAREHOLDERS:

  JOHNSON INSTITUTIONAL BOND FUND I

  The tax character of distributions paid is as follows:

                                                                2004           2003
                                                             ---------       ---------
         Distributions paid from:
              Undistributed Ordinary Income                    838,101       1,893,589
              Undistributed Long-Term Capital Gain                   0               0
              Undistributed Short-Term Capital Gain                  0               0
                                                             ---------       ---------
         Total distribution paid                               838,101       1,893,589

  As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

         Undistributed Ordinary Income (Accumulated Loss)              (20)
         Undistributed Long-Term Capital Gain                     (967,703)
         Unrealized Appreciation/(Depreciation)                  1,066,209
                                                                 ---------
         Total distributable earnings on a tax basis                98,486

  JOHNSON INSTITUTIONAL BOND FUND II

  The tax character of distributions paid is as follows:

                                                                2004           2003
                                                             ---------       ---------
         Distributions paid from:
              Undistributed Ordinary Income                  1,031,937       2,121,613
              Undistributed Long-Term Capital Gain                   0         234,042
              Undistributed Short-Term Capital Gain                  0               0
                                                             ---------       ---------
         Total distribution paid                             1,031,937       2,355,655

  As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

         Undistributed Ordinary Income (Accumulated Loss)          565
         Undistributed Long-Term Capital Gain                      280
         Unrealized Appreciation/(Depreciation)              1,949,126
                                                             ---------
         Total distributable earnings on a tax basis         1,949,971

  JOHNSON INSTITUTIONAL BOND FUND III

  The tax character of distributions paid is as follows:

                                                                2004           2003
                                                             ---------       ---------
         Distributions paid from:
              Undistributed Ordinary Income                  1,007,882       2,057,415
              Undistributed Long-Term Capital Gain                   0         299,356
              Undistributed Short-Term Capital Gain                  0               0
                                                             ---------       ---------
         Total distribution paid                             1,007,882       2,356,771

  As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

         Undistributed Ordinary Income (Accumulated Loss)          363
         Undistributed Long-Term Capital Gain                        0
         Unrealized Appreciation/(Depreciation)              2,712,189
                                                             ---------
         Total distributable earnings on a tax basis         2,704,170

11) CODE OF ETHICS

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170. Or write us at:

         Johnson Mutual Funds Trust
         3777 West Fork Road
         Cincinnati, Ohio 45247

12) PROXY DISCLOSURE

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the 12-month period ending June 30, 2004 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund's documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

13) CHANGE OF AUDITORS

On February 5, 2004, McCurdy & Associates CPA's, Inc. ("McCurdy") notified the Funds of its intention to resign as the Funds' independent auditors upon selection of replacement auditors.

On February 25, 2004, the Funds' Audit Committee and Board of Directors selected Cohen McCurdy, Ltd. ("Cohen") to replace McCurdy as the Funds' auditors for the fiscal year ending December 31, 2004, to be effective upon the resignation of McCurdy.

On February 25, 2004, upon receipt of notice that Cohen was selected as the Funds' auditor, McCurdy, whose audit practice was acquired by Cohen, resigned as independent auditors to the Funds. McCurdy's reports on the Johnson Mutual Funds financial statements for the fiscal year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years stated above, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy, would have caused the Adviser to make reference to the subject matter of the disagreements in connection with its reports on the Funds' financial statements for such periods.

Neither the Funds nor anyone on its behalf consulted with Cohen on items which
(i) concerned the application of accounting principles to a specified transaction, wither completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).

                              TRUSTEES AND OFFICERS
                      Timothy E. Johnson   Trustee, President
                           John W. Craig   Independent Trustee
                       Ronald H. McSwain   Independent Trustee
                        Kenneth S. Shull   Independent Trustee

                          Dale H. Coates   Vice President
                       Richard T. Miller   Vice President
                        David C. Tedford   Secretary
                         Marc E. Figgins   CFO, Treasurer


                       TRANSFER AGENT AND FUND ACCOUNTANT
                             Johnson Financial, Inc.
                               3777 West Fork Road
                             Cincinnati, Ohio 45247
                          (513) 661-3100 (800) 541-0170


                                    CUSTODIAN
                               The Provident Bank
                            Three East Fourth Street
                             Cincinnati, Ohio 45202


                                    AUDITORS
                               Cohen McCurdy, Ltd.
                        826 Westpoint Parkway, Suite 1250
                              Westlake, Ohio 44145


                                  LEGAL COUNSEL
                               Thompson Hine, LLP
                          312 Walnut Street, 14th Floor
                             Cincinnati, Ohio 45202


  This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

                                        Investment Company Act #811-7254

ITEM 2. CODE OF ETHICS.

Not applicable to semiannual report.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semiannual report.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semiannual report.


ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.

Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable - schedule filed with Item 1.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS.

Not applicable.


ITEM 8.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUNDS.

Not applicable.


ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees."


ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of August 24, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11.  EXHIBITS.

(a)(1)    Not applicable

(a)(2) Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3)    Not applicable

(b)       Certifications required by Rule 30a-2(b)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHNSON MUTUAL FUNDS TRUST


By  /s/ Timothy E. Johnson
    -----------------------
Timothy E. Johnson, President
Date August 30, 2004
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Timothy E. Johnson
   ----------------------
Timothy E. Johnson, President
Date August 30, 2004
     ---------------


By /s/ Marc E. Figgins
   -------------------
Marc E. Figgins, Treasurer
Date August 30, 2004
     ---------------

* Print the name and title of each signing officer under his or her signature.